                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

          Filed by the Registrant [X]

          Filed by a Party other than the Registrant [  ]

          Check the appropriate box:

          [X]    Preliminary Proxy Statement.

          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

          [ ]    Definitive Proxy Statement

          [ ]    Definitive Additional Materials

          [ ]    Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-
                 12

                            Aqua Care Systems, Inc.
                            -----------------------
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) filing Proxy Statement, if other than the Registrant)

          Payment of Filing Fee (Check the appropriate box):

          [X]    No fee required.

          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                    1) Title of each class of securities to which transaction applies:

                    2) Aggregate number of securities to which transaction applies:

                    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                    4)   Proposed maximum aggregate value of transaction:

                    5)   Total fee paid:

          [ ]    Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    1)   Amount Previously Paid:

                    2)   Form, Schedule or Registration Statement No.:

                    3)   Filing Party:

                    4)   Date Filed:

                           AQUA CARE SYSTEMS, INC.
                            965 Park Center Drive
                               Vista, CA 92083

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD AUGUST 24, 2001

To the Stockholders of Aqua Care Systems, Inc.

     Notice is hereby given that the annual meeting of stockholders of Aqua Care Systems, Inc., a Delaware corporation (the "Company"), will be held at the Marriott Los Angeles Airport, 5855 West Century Blvd., Los Angeles, California 90045, on Friday, August 24, 2001, at 10:00 a.m., P.D.T., for the following purposes:

          1. To elect five directors to serve until the next annual meeting of stockholders of the Company and until their successors are duly elected and qualified;

          2. To approve the amendment of the certificate of incorporation of the Company to establish a classified board of directors for the Company;

          3.   To approve the Aqua Care Systems, Inc. 2001 Omnibus Incentive
               Plan;

          4. To approve the Aqua Care Systems, Inc. 2001 Non-Employee Director Incentive and Deferred Compensation Plan; and

          5. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

     Only stockholders of record at the close of business on July 27, 2001, are entitled to notice of, and to vote at, the annual meeting and any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by stockholders at the offices of the Company for ten (10) days prior to the annual meeting.

     If you cannot attend the annual meeting in person, please date and execute the accompanying form of proxy and return it promptly to the Company. If you attend the annual meeting, you may revoke your proxy and vote in person if you desire to do so, but attendance at the annual meeting does not of itself serve to revoke your proxy.

                              By Order of the Board of Directors


                              GEOFFREY A. POOLE
                              Secretary
Vista, California
August __, 2001

                            AQUA CARE SYSTEMS, INC.
                             965 Park Center Drive
                                Vista, CA 92083
                                 (760) 599-0200

                          PRELIMINARY PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 24, 2001

     This proxy statement and the accompanying proxy card are furnished to the holders of common stock, par value $.001 per share (the "Common Stock"), of Aqua Care Systems, Inc. (the "Company"), in connection with the solicitation of proxies by and on behalf of the board of directors of the Company (the "Board of Directors") for use at the annual meeting (the "Annual Meeting") of the stockholders of the Company (the "Stockholders") to be held at 10:00 a.m. P.D.T. on Friday, August 24, 2001, at the Marriott Los Angeles Airport, 5855 West Century Blvd., Los Angeles, California 90045, or any adjournment thereof. Any such proxy may be revoked by a Stockholder at any time before it is exercised by either giving written notice of such revocation to the Secretary of the Company or submitting a later-dated proxy to the Company prior to the Annual Meeting. A Stockholder attending the Annual Meeting may revoke his proxy and vote in person if such stockholder desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

     Proxy materials will first be mailed on or about August 13, 2001 to all Stockholders of record as of July 27, 2001 (the "Record Date"). Solicitation may be made by mail, telephone or telegram by the officers or regular employees of the Company, who will receive no additional compensation therefor. Arrangements will also be made with brokerage firms, custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The entire expense of solicitation, including the cost of preparing, assembling and mailing the proxy materials, will be borne by the Company.

     The purposes of the Annual Meeting are:

     1. To elect five directors to serve until the next annual meeting of Stockholders and until their successors are duly elected and qualified;

     2. To approve the amendment of certificate of incorporation of the Company (the "Certificate of Incorporation") to establish a classified Board of Directors;

     3. To approve the Aqua Care Systems, Inc. 2001 Omnibus Incentive Plan (the "2001 Omnibus Incentive Plan");

     4. To approve the Aqua Care Systems, Inc. 2001 Non-Employee Director Incentive and Deferred Compensation Plan (the "2001 Director Plan"); and

     5. To transact such other business a may properly come before the Annual Meeting or any adjournment thereof.

     The Company is not aware at this time of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies in the accompanying form of proxy to vote in accordance with the recommendation of the Board of Directors on such matters. Shares represented by executed and unrevoked proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors. The Board of Directors recommends a vote FOR each of the proposals set forth above.

     As to all matters that may come before the Annual Meeting, each Stockholder will be entitled to one vote for each share of Common Stock held by such Stockholder at the close of business on the Record Date. Stockholders are not entitled to cumulate their votes. The holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum for the transaction of business. On the Record Date, there were 3,007,279 shares of Common Stock issued and outstanding and therefore 3,007,279 votes entitled to be cast on all matters that come before the Annual Meeting.

     The favorable vote of a plurality of the votes cast by Stockholders present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for the directors of the Company; the favorable vote of a majority of the votes cast by Stockholders present in person or represented by proxy at the Annual Meeting is necessary to approve the 2001 Omnibus Incentive Plan; and the favorable vote of a majority of the votes cast by Stockholders present in person or represented by proxy at the Annual Meeting is necessary to approve the 2001 Director Plan. Abstentions are not counted as votes cast and, therefore, abstentions will have no effect on the proposals being considered. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called "broker non-votes"), those shares of Common Stock will not be included in the vote totals and, therefore, will have no effect on the vote.



                                Proposal No. 1

                             Election Of Directors

Nominees for Director

     The Board of Directors currently consists of five directors. Subject to the approval of Proposal No. 2 and the establishment of a classified Board of Directors, directors are elected to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified, except in cases of earlier death, resignation or removal. The five persons named below have been nominated as directors by the Board of Directors. In the event any of the nominees shall be unable to serve as a director, it is the intention of the persons designated as proxies in the accompanying form of proxy to vote for substitutes selected by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

Name                         Age        Positions
----                         ---        ---------
H. Martin Jessen             54         Chairman of the Board, Chief Executive
                                        Officer and President
Aref Cheval                  37         Director
Damian C. Georgino           40         Director
Walter Neubauer              69         Director
Peter C. Rossi               52         Director

     H. Martin Jessen has been the Chairman, President and Chief Executive Officer of the Company since April 2001. From [month] 2000 through March 2001, Mr. Jessen was Vice President of Municipal Development for the Operating Services division of USFilter Corporation, a provider of commercial, industrial, municipal, and residential water and wastewater treatment systems, products and services ("USFilter"). Mr. Jessen served as Senior Vice President of USFilter, responsible for its water resources assets and governmental affairs programs, from September 1997 through March 2001. Mr. Jessen was Vice President and General Manager of USFilter for the Southwest/Rocky Mountain Region of the United States from January 1995 through September 1997.

     Aref Cheval has been a director of the Company since April 2001. Mr. Cheval has been Secretary of AV, Inc., a corporation formed for the purpose of making an investment in the Company ("AV"), since March 2000. See "Certain Relationships and Related Transactions." Since [month] 2000 he has been Chief Financial Officer and Vice President of Business Development of Hydromatix, Inc., a manufacturer of liquid purification systems. From [month] 1997 to [month] 1999 he was Vice President of International Sales for Hydromatix. From [month] 1989 to [month] 1997, Mr. Cheval was Chief Executive Officer of Water Engineering Technologies, Inc. in Karachi, Pakistan. Mr. Cheval is a citizen of Pakistan.

     Damian C. Georgino has been a director of the Company since May 2001. Mr. Georgino is a partner with the international law firm of LeBoeuf, Lamb, Greene & MacRae L.L.P. and founder and managing principal of Greenbrier Capital Partners L.L.C. From [month] 1995 to [month] 1999, he served as Executive Vice President, General Counsel and Corporate Secretary to USFilter.

     Walter Neubauer has been a director of the Company since April 2001. Mr. Neubauer has been President of AV since March 2000. See "Certain Relationships and Related Transactions." Since [month] 2000, Mr. Neubauer has been Chief Executive Officer of Conesys, Inc., a manufacturer of military inter-connect devices. From [month] 1998 to [month] 2000, he was Chairman of the Board and Chief Executive Officer of Aero-Electric Connectors, Inc., a manufacturer of military inter-connect devices. From [month] 1996 to [month] 1998, Mr. Neubauer was President of Ordnance Products, Inc., a military ordnance manufacturer.

     Peter C. Rossi has been a director of the Company since July 1999. He has been employed by Bloomingdale Properties, Inc., an investing company, since [month] 1983, and has served as its Treasurer since [month] 1985. From [month] 1979 to [month] 1983, Mr. Rossi was a Manager at the accounting firm of Deloitte and Touche, LLP. Mr. Rossi is a Certified Public Accountant and has been a member of the American Institute of Certified Public Accountants since 1981.

Director Compensation

     Each non-employee director of the Company receives directors fees of $1,500 per month. During 2000 each non-employee director was granted options under the terms of the 1994 Outside Directors' Stock Option Plan (the "1994 Directors' Plan") to purchase 5,000 shares of Common Stock on the last business day of the year, at the then current bid price. Such options are exercisable over the subsequent ten years and are fully vested as of the date of grant. On December 29, 2000, options to purchase 15,000 shares of Common Stock were granted to outside directors at an exercise price of $1.13 per share. As of December 31, 2000, options to purchase 184,375 shares at exercise prices ranging from $1.13 to $20.00 per share were outstanding under the 1994 Directors' Plan. If Proposal No. 4 is approved, the 1994 Directors' Plan will be terminated and non-employee directors will be eligible for awards under the 2001 Director Plan. 500,000 shares of Common Stock would be reserved for issuance under the 2001 Director Plan. Under the 2001 Director Plan, in addition to awards that may be granted at the discretion of the plan administrator, each non-employee director would be granted non-qualified stock options to purchase (i) between 10,000 and 50,000 shares of Common Stock on initially being elected or appointed to the Board of Directors and (ii) 25,000 shares of the Common Stock on the last business day of each fiscal year, if such director has then completed one full continuous year of service as a member of the Board of Directors. For further information regarding the 2001 Director Plan, please refer to Proposal No. 4 "Approval of the Aqua Care Systems, Inc. 2001 Non-Employee Director Incentive and Deferred Compensation Plan" beginning on page __.

Management Matters

     There are no current arrangements nor understandings known to the Company between any of the directors, nominees for director or the executive officers of the Company and any other person pursuant to which any such person was elected as a director or an executive officer. There are no family relationships between any directors, nominees for director nor the executive officers of the Company.

Board and Committee Meetings

     The Board of Directors held a total of five meetings during 2000. All directors attended each such meeting. The Board of Directors has standing audit, nominating and compensation committees.

     The audit committee of the Board of Directors (the "Audit Committee"), which consists of Messrs. Rossi (Chairman) and Georgino, is responsible for reviewing all reports from the Company's auditors and monitoring internal controls. During 2000, the Audit Committee consisted of James P. Cefaratti, David K. Lucas and Mr. Rossi. The Audit Committee held one meeting during 2000. All members attended each such meeting. The role and responsibilities of the Audit Committee are described in greater detail in the charter of the Audit Committee, a copy of which is attached hereto as Exhibit A. The Company
                                                 ---------
believes that each of the current members of the Audit Committee is an "independent director" as defined in the applicable Nasdaq Stock Market listing standards.

     The nominating committee of the Board of Directors (the "Nominating Committee"), which consists of Messrs. Jessen, Cheval and Rossi, nominates the persons the Board of Directors puts forward each year to be elected as directors of the Company. During 2000, the Nominating Committee, which then consisted of Norman J. Hoskin and Mr. Cefaratti, met once. Both members attended such meeting. The Nominating Committee has not established specific procedures for the consideration of nominees recommended by security holders; however, any such nominations made by a Stockholder in accordance with the Certificate of Incorporation and Bylaws of the Company and applicable law, would be considered by the Company.

     The compensation committee of the Board of Directors (the "Compensation Committee"), which consists of Messrs. Georgino (Chairman), Rossi and Neubauer, is responsible for reviewing and making recommendations with respect to the Company's compensation program. During 2000, the Compensation Committee, which then consisted of Messrs. Cefaratti, Lucas and Rossi, held two meetings. All members attended each such meeting.

                         Report of the Audit Committee


The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or by the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

     The general function of the Audit Committee is to assist our board of directors in fulfilling its oversight responsibilities by (i) monitoring the integrity of our financial reporting process and systems of internal control regarding finance, accounting and legal compliance; (ii) monitoring the independence and performance of our independent auditors and internal auditing department; and (iii) providing an avenue of communication between the independent auditors, management, the internal auditing department and the board of directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     The current members of the Audit Committee were appointed subsequent to the filing of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000. The Audit Committee, as currently constituted, has met one time in 2001, at which meeting a written charter was adopted. However, the Audit Committee, as currently constituted, has not done any of the following:

     . reviewed and discussed the audited financial statements with management

     . discussed with the independent auditors the matters required to be discussed by SAS 61 (Statement on Auditing Standards, Communications with Audit Committees) including the auditors responsibility under Generally Accepted Auditing Standards, Significant Accounting Policies, Management Judgements and Accounting Estimates, Significant Audit Adjustments, as well as any difficulties encountered in performing the audit or issues discussed prior to retention, or any consultation with other accountants

     . received from the independent accountants, written disclosure regarding the independent accountants' independence as required by Independence Standards Board Standard No. 1 or discussed such disclosure with the independent accountants

     . recommended to the full board regarding the inclusion of the audited financial statements in our Annual Report on Form 10-KSB.

By the Audit Committee,

     Peter C. Rossi
     Damian C. Georgino

Compensation Committee Interlocks and Insider Participation

     None of the members of the Compensation Committee is, or has been, an officer or employee of the Company.

Certain Relationships and Related Transactions

     On April 11, 2001, the Company entered into a three-year employment agreement with H. Martin Jessen, pursuant to which Mr. Jessen will serve as the Company's President and Chief Executive Officer. The agreement provides for annual base salaries of $200,000, $250,000 and $300,000 through the three-year term, plus bonuses as determined by the Board of Directors. Pursuant to the employment agreement, Mr. Jessen was granted an option to purchase 300,000 shares of Common Stock at an exercise price of $2.25 per share. The option vests according to the following schedule: 100,000 shares vested on the date of grant; 100,000 shares vest on the first anniversary of the date of grant; and 100,000 shares vest on the last day of the term of the employment agreement. The option has a term of ten years from the date of grant. The agreement provides that if Mr. Jessen is terminated within 180 days of a change in control of the Company, he is entitled to receive a severance payment equal to three times his annual salary.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and beneficial owners of more than 10% of the Common Stock are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no reports on Form 5 were required, the Company believes that all of its officers, directors and greater-than-10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during 2000.

Board Recommendation

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE COMPANY'S NOMINEES TO THE BOARD OF DIRECTORS.

                                Proposal No. 2

    Amendment of Certificate of Incorporation Regarding Classified Board of
                                   Directors

     At the Annual Meeting, the Stockholders will be asked to approve the classification of the Board of Directors into three separate classes. The Board of Directors currently consists of members who are elected to one-year terms at each annual meeting of Stockholders. The Board of Directors, by resolution adopted on July 26, 2001, unanimously approved and recommended for approval by the Stockholders an amendment to the Certificate of Incorporation that would establish a classified Board of Directors. A classified board is one in which a group or class of directors is elected on a rotating basis each year. This method of electing directors makes changes in the composition of a board of directors less frequent, which consequently would make a change in control of a corporation a lengthier and more difficult process.

     Under the proposed classified board provisions, the Board of Directors would be divided into three classes, namely, Class I, Class II and Class III, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis. Following the implementation of the classified board provisions, all directors in Class I would initially serve a one-year term and would be eligible for reelection for a full three-year term at the 2002 annual meeting of Stockholders; all directors in Class II would initially serve a two-year term and would be eligible for reelection for a full three-year term at the 2003 annual meeting of Stockholders; and all directors in Class III would initially serve a three-year term and would be eligible for another three-year term at the 2004 annual meeting of Stockholders or, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one third of the directors will be elected at each annual meeting of Stockholders, with the remaining directors continuing their respective terms until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. Vacancies and newly created directorships resulting from any increase in the number of authorized directors may be filled by a majority vote of the directors then remaining in office. It is intended that any person appointed by the Board of Directors to fill a vacancy would be appointed to a specific class and would serve until the class of directors to which he is appointed is next up for election.

     If Proposal No. 2 is approved, the directors who are nominated for election under Proposal No. 1 will be divided into three classes as follows:

            Class I, serving until 2002 - Damian C. Georgino
            Class II, serving until 2003 - Peter C. Rossi and Aref Cheval
            Class III, serving until 2004 - H. Martin Jessen and Walter Neubauer

     By approving Proposal No. 2, Stockholders will approve the classified board provisions and the initial classification of those directors as set forth above.

Classified Board

     The Board of Directors believes that dividing the directors into three classes is advantageous to the Company and the Stockholders because by providing that directors will serve three-year terms rather than one-year terms the likelihood of continuity and stability in the policies formulated by the Board of Directors will be enhanced. Although the Board of Directors is not aware of any problems experienced by the Company in the past with respect to such continuity and stability, the Board of Directors believes that a classified board could decrease the likelihood of such problems arising in the future. In addition, the Board of Directors believes that a classified Board of Directors will assist the Company in attracting and retaining qualified persons to serve as members of the Board of Directors.

     The Board of Directors also believes that a classified board would, if adopted, reduce the possibility that a third party could effect an unsolicited change in control of the Board of Directors as it would take two annual meeting cycles to elect a majority of the directors. A classified board would likely allow the Board of Directors and management, if confronted by a proposal from a third party who has acquired a block of the Common Stock, sufficient time to review the proposal and appropriate alternatives to the proposal and to attempt to negotiate a transaction which is more favorable to the Stockholders. The Board of Directors believes that, if a potential acquiror were to purchase a significant or controlling interest in the Company, such potential acquiror's ability to obtain immediate control of the Board of Directors and thereby remove the Company's management would severely curtail the Company's ability to negotiate effectively with such potential acquiror. The threat of obtaining immediate control of the Board of Directors may deprive the Board of Directors of the time and information necessary to evaluate the proposal, to study alternative proposals and to negotiate for the best price which may be obtained in any transaction involving the Company which may ultimately be undertaken.

     However, since the creation of a classified board will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, the existence of a classified board could tend to discourage certain tender offers which the Stockholders might feel would be in their best interests. Because tender offers for control usually involve a purchase price higher than the current market price, the creation of a classified board could also discourage open market purchases by a potential takeover bidder. Such tender offers or open market purchases could increase the market price of the Common Stock, enabling the Stockholders to sell their shares at a price higher than that which otherwise would prevail. In addition, the creation of a classified board could make the Common Stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops.

     Since these provisions will make the removal of a director more difficult, it will increase the directors' security in their positions and, since the Board of Directors has the power to retain and discharge management, could be construed to favor incumbent management. In addition, the additional time required to change control of the Board of Directors will make it more difficult for the Stockholders to change the composition of the Board of Directors even if the Stockholders believe such a change desirable.

     If the Stockholders approve the proposed classified board provisions, the Company would file a certificate of amendment to the Certificate of Incorporation with the Delaware Secretary of State incorporating the provisions attached hereto as Exhibit B.
                   ---------

Board Recommendation

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND THE ADOPTION OF THE PROVISIONS RELATING TO A CLASSIFIED BOARD OF DIRECTORS.

                                 Proposal No. 3
      Approval of the Aqua Care Systems, Inc. 2001 Omnibus Incentive Plan

     At the Annual Meeting, the Stockholders will be asked to approve the Aqua Care Systems, Inc. 2001 Omnibus Incentive Plan in the form attached hereto as Exhibit C. The 2001 Omnibus Incentive Plan was approved by the Board of
---------
Directors on July 26, 2001. A total of 1,500,000 shares of Common Stock have been reserved for issuance under the 2001 Omnibus Incentive Plan.

     The Board of Directors believes that equity based awards are an important incentive for attracting, retaining and motivating officers, employees and consultants through the opportunity of equity participation in the Company. The Board of Directors further believes that such awards have been a key element in the Company's growth. The adoption of the 2001 Omnibus Incentive Plan is intended to enable the Company to continue to have an adequate number of shares of Common Stock available for the grant of equity based awards to attract and retain officers, employees and consultants.

     The Company's 1991 Performance Equity Plan (the "1991 Plan") expired on May 13, 2001 and no further awards may be granted under the 1991 Plan. 2,000,000 shares of Common Stock were reserved for issuance on the exercise of options granted under the 1991 Plan and, as the date of its expiration, options to purchase 649,725 shares of Common Stock had been issued under the 1991 Plan. All awards granted under the 1991 Plan and not exercised prior to the date of its expiration remain outstanding for the respective terms of such awards. As of July 27, 2001, options to purchase 632,725 shares of Common Stock were outstanding under the 1991 Plan.

     If the stockholders fail to approve the 2001 Omnibus Incentive Plan, the Company would likely be severely constrained in its ability to attract and retain officers, employees and consultants, and in motivating and retaining skilled management personnel and directors necessary for the Company's success.

     The summary of the 2001 Omnibus Incentive Plan below is qualified in its entirety by the 2001 Omnibus Incentive Plan attached hereto as Exhibit C.
                                                               ---------

Summary of the Terms of the 2001 Omnibus Incentive Plan

The 2001 Omnibus Incentive Plan Administration

     The 2001 Omnibus Incentive Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors. At any time the Company's shares are listed on a national securities exchange or quoted on Nasdaq, the Committee shall consist solely of two or more directors who are each "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act. No member of the Committee eligible for an award shall have any authority with respect to his or her award. The Committee is authorized, among other things, to construe, interpret and implement the provisions of the 2001 Omnibus Incentive Plan, to select the officers, employees and consultants to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the 2001 Omnibus Incentive Plan.

Shares Available

     The aggregate number of shares of Common Stock available for issuance, subject to adjustment as described below, under the 2001 Omnibus Incentive Plan is 1,500,000. Such shares may be authorized and unissued shares or treasury shares. The authorized and unissued shares under the 2001 Omnibus Incentive Plan will represent approximately 49.6% of the outstanding Common Stock as of July 27, 2001. If any shares of Common Stock subject to an award which expires, is canceled, forfeited or terminated without an actual distribution of shares, the shares subject to such award will again be available for awards. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, spin-off, stock split, reverse stock split, share combination, share exchange or other change in the corporate structure of the Company affecting the Common Stock, such adjustment shall be made in the outstanding awards, the number and class of shares of Common Stock which may be delivered under the 2001 Omnibus Incentive Plan, and in the number and class of and/or price of shares of Common Stock subject to outstanding awards granted under the 2001 Omnibus Incentive Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. No such adjustment shall be made that (i) with respect to an ISO would violate Code Section 422 or (ii) would constitute a cancellation and reissuance of an award for purposes of Code Section 162(m) to the extent such reissuance would result in the grant of awards in excess of the maximum number of awards permitted to be granted to any participant under the 2001 Omnibus Incentive Plan. The 2001 Omnibus Incentive Plan also authorizes the Committee to adjust the terms of awards in response to changes in applicable laws or regulations.

Eligibility

     Persons eligible to participate in the 2001 Omnibus Incentive Plan include all officers, key employees and consultants of the Company and its subsidiaries, as determined by the Committee. While the specific individuals to whom awards will be made in the future cannot be determined at this time, it is anticipated that currently approximately 20 persons presently are eligible for participation in the 2001 Omnibus Incentive Plan.

Awards

     The 2001 Omnibus Incentive Plan is designed to give the Committee the maximum flexibility in providing incentive compensation to eligible participants. The 2001 Omnibus Incentive Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights and restricted stock. Each award granted under the Omnibus Incentive Plan must be evidenced by an agreement (an "Award Agreement").

Stock Options and Stock Appreciation Rights

     The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options ("NQSOs"). The Committee may also grant stock appreciation rights ("SARs") entitling the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the base value of the SAR. SARs may be granted in connection with a related option (a "Tandem SAR") or otherwise (a "Freestanding SAR"). The exercise price per share of Common Stock subject to an option and the base price of a Freestanding SAR shall be the fair market value (110% of the fair market value in the case of an ISO granted to a 10% shareholder) of the Common Stock on the date of grant. The base value of a Tandem SAR shall be the exercise price of the related option.


     The terms of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs or following termination of employment will be fixed by the Committee but in no event will any option or SAR be exercisable to the extent vested for less than (i) 30 days after termination of employment for any reason other than Cause (as defined in the 2001 Omnibus Incentive Plan), death or Disability (as defined in the 2001 Omnibus Incentive Plan) or (ii) six months after termination of employment by reason of death or Disability. However, no ISO will have a term exceeding ten years (or shorter period applicable under Section 422 of the Code). Any Tandem SAR granted in connection with an ISO shall: (i) expire no later than the expiration of the underlying ISO; (ii) provide that the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying ISO and the fair market value of the Common Stock subject to the underlying ISO at the time the Tandem SAR is exercised; (iii) be transferable only when the related ISO is transferable, and under the same conditions; (iv) be exercised only when the related ISO is eligible to be exercised; and (v) be exercised only when the fair market value of the Common Stock subject to the ISO exceeds the exercise price of the ISO.

     Options may be exercised (i) by payment of the exercise price in cash, (ii) by tender of shares of Common Stock held for at least six months and having a fair market value equal to the exercise price, (iii) by broker assisted cashless exercise or (iv) by such other method as the Administrator may deem appropriate. The Committee may determine the methods of exercise and settlement and certain other terms of the SARs.

Restricted Stock

     The 2001 Omnibus Incentive Plan also authorizes the Committee to grant restricted stock. Restricted stock is an award of shares of Common Stock which may not be disposed of by participants and which may be forfeited in the event of certain terminations of employment or certain other events prior to the end of a restriction period established by the Committee. Such an award entitles the participant to all of the rights of a Stockholder, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee.

Other Terms of Awards

     Awards granted under the 2001 Omnibus Incentive Plan may not be pledged or otherwise encumbered. Generally, unless the Committee determines otherwise, awards are not transferable except by will or by the laws of descent and distribution. The 2001 Omnibus Incentive Plan grants the Committee broad discretion in the operation and administration of the 2001 Omnibus Incentive Plan. This discretion includes the authority to make adjustments in the terms and conditions of, and the criteria included in performance conditions related to, any awards in recognition changes in applicable laws or regulations. Awards under the 2001 Omnibus Incentive Plan generally will be granted for no consideration other than services. The Committee may, however, grant awards alone, in addition to, in tandem with, or in substitution for, any other award under the 2001 Omnibus Incentive Plan, other awards under other Company plans, or other rights to payment from the Company. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

Change of Control

     The Committee may designate in an Award Agreement what, if anything, shall happen to the Award in the event of a change of control. Under the 2001 Omnibus Incentive Plan, a change of control occurs upon any of the following events: (i) the acquisition, in one or more transactions, of beneficial ownership by any person (other than AV) or group, of any securities of the Company such that, as a result of such acquisition, such person or group, beneficially owns, directly or indirectly, more than 50% of the combined voting power of the Company's then outstanding voting securities; (ii) a majority of the members of the Board of Directors are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors prior to the date of appointment or election; (iii) the consummation of (A) the consolidation, merger, share exchange or reorganization of the Company in which holders of the voting securities of the Company immediately prior thereto have substantially the same ownership percentage other than a consolidation, merger, share exchange or reorganization of the voting securities of the surviving entity immediately after such consummation, or (B) the sale or disposition by the Company, in one or more transactions, of substantially all the Company's assets; or (iv) the Stockholders approve a plan of complete liquidation of the Company.

Amendment and Termination

     The 2001 Omnibus Incentive Plan shall remain in effect until the tenth anniversary of the earlier of its adoption by the Board of Directors or approval by the Stockholders unless earlier terminated by the Board of Directors. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 2001 Omnibus Incentive Plan or the Committee's authority to grant awards thereunder without further Stockholder approval or the consent of the participants, except Stockholder approval must be obtained if required by law or regulation or under the rules of the securities exchange on which the Common Stock is then quoted or listed or as otherwise required by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, unless approved by the Stockholders, no amendment will: (i) change the class of persons eligible to receive awards; or (ii) increase the number of shares of Common Stock subject to the 2001 Omnibus Incentive Plan.

Certain Federal Income Tax Consequences to the Company and the Participant

     The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the 2001 Omnibus Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences. A participant will not recognize any income upon the award of an option (including any other stock-based award in the nature of a purchase right), an SAR, nor will the Company be entitled to any tax deduction at such time. When a participant who has been granted an option which is not designated as an ISO exercises that option and receives Common Stock which is either "transferable" or not subject to a "substantial risk of forfeiture" under Section 83(c) of the Code, the participant will recognize compensation income subject, in the case of an employee, to withholding taxes. The amount of compensation income to the participant will equal the difference between the amount paid upon exercise of the option (which would not include the value of any previously-owned shares delivered in payment of the exercise price) and the fair market value of the number of shares of Common Stock received on the date of exercise of the option (in excess of that number, if any, of the previously-owned shares delivered in payment of the exercise price). The

Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is recognized by the participant. If the participant pays the exercise price in cash, the participant's tax basis for the Common Stock so acquired will equal the sum of the compensation income recognized and the exercise price. If the participant pays the exercise price in shares of Common Stock, the shares received upon exercise of the option which are equal in number to the participant's previously-owned shares delivered will have the same tax basis as the previously-owned shares delivered to the Company, and will have a holding period that will include the holding period of the shares delivered. The new shares of common stock acquired upon exercise will have a tax basis equal to their fair market value on the date of exercise, and will have a holding period that will begin on the date of exercise. Upon any subsequent sale or exchange of the Common Stock, the participant will recognize capital gain or loss equal to the difference between the sales proceeds received and the participant's basis in the Common Stock sold. Capital gain or loss will be long-term capital gain or loss depending on whether the Common Stock has been held for more than one year after the date of exercise.

     If a participant exercises an option which is designated as an ISO and the participant has been an employee of the Company or its subsidiaries throughout the period from the date of grant of the ISO until three months prior to its exercise, the participant will not recognize any income upon the exercise of the ISO (although alternative minimum tax liability may result), and the Company will not be entitled to any tax deduction. The participant's tax basis for the number of shares received will be equal to the amount of cash (or other property) paid on the exercise. A participant may be required to pay an alternative minimum tax even though the participant receives no cash upon such exercise with which to pay such tax. If the participant sells or exchanges any of the shares acquired upon the exercise of the ISO more than one year following exercise and more than two years after the date of grant of the ISO, any gain or loss (based upon the difference between the amount realized and the exercise price of the ISO) will be treated as long-term capital gain or loss to the participant. If such sale, exchange or other disposition takes place within two years of the grant of the ISO or within one year of the transfer of shares to the participant, the sale, exchange or other disposition will generally constitute a "disqualifying disposition" of such shares. In such event, to the extent that the gain realized on the disqualifying disposition does not exceed the difference between the fair market value of the shares at the time of exercise of the ISO over the exercise price, such amount will be treated as compensation income in the year of the disqualifying disposition, and the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. The balance of the gain, if any, will be treated as capital gain and will not result in any deduction by the Company.

     If a participant pays the exercise price of an ISO in whole or in part with previously-owned shares of Common Stock that have been held for the requisite holding periods, the participant will not recognize any compensation income, or gain or loss upon the delivery of shares of Common Stock in payment of the exercise price. The participant will have a carryover basis and a carryover holding period with respect to the number of shares of Common Stock received in
exchange for the previously-owned shares delivered to the Company.   The basis
in the number of shares of Common Stock received in excess of the number of shares delivered to the Company will be equal to the amount of cash (or other property), if any, paid on the exercise. The holding period of any shares received in excess of the number of shares delivered to the Company will begin on the date the ISO is exercised.

     If a participant pays the exercise price of an ISO with previously-owned shares of Common Stock that have not been held for the requisite holding periods, the participant will recognize compensation income (but not capital gain) when the participant delivers the previously-owned shares in payment of the exercise price under the rules applicable to disqualifying dispositions. The participant's basis in the shares received in exchange for the previously-owned shares delivered will be equal to the participant's basis in the previously-owned shares delivered, increased by the amount included in gross income as compensation income, if any. The participant will have a carryover holding period with respect to the number of shares of Common Stock received in exchange for the previously-owned shares delivered. The participant's tax basis for the number of new shares received will be zero, increased by the amount of cash (or other property) paid, if any, on the exercise. The holding period of the new shares received will begin on the date the ISO is exercised. For purposes of the special holding periods relating to ISOs, the holding periods will begin on the date the ISO is exercised.

     With respect to other awards (including an SAR) granted under the 2001 Omnibus Incentive Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under Section 83(c) of the Code, the participant will recognize compensation income (subject, in the case of an employee) to withholding taxes) equal to the amount of cash or the fair market value of the Common Stock or other property received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is recognized by the participant.

     With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will recognize compensation income equal to the fair market value of the Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is recognized by the participant. Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the fair market value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not recognize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant's loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income. Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

     The Committee may condition the payment, exercise or vesting of any award on the payment of the withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations. Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a change of control may constitute a "parachute payment" under Section 280G of the Code. To the extent any such payment constitutes an "excess parachute payment," the Company would not be entitled to deduct such payment and the participant would be subject to a 20% excise tax (in addition to regular income tax).

Section 162(m) Provisions

     The 2001 Omnibus Incentive Plan was designed to permit the deduction by the Company of the compensation realized by certain officers ("Covered Employees") in respect of long-term incentive compensation granted under the 2001 Omnibus Incentive Plan which is intended by the Committee to qualify as "performance-based compensation" under Section 162(m) of the Code. Section 162(m) of the Code generally disallows a deduction to the Company for compensation paid in any year in excess of $1 million to any Covered Employee. Certain compensation, including compensation that meets the specified requirements for "performance-based compensation," is not subject to this deduction limit. Among the requirements for compensation to qualify as "performance-based compensation" is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. Accordingly, if the 2001 Omnibus Incentive Plan is approved by the stockholders, then the compensation payable pursuant to awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Committee to qualify as "performance-based compensation" should, once the Plan is administered by a Committee consisting solely of two or more "outside directors," and provided the other requirements of Section 162(m) of the Code are satisfied, not be subject to the deduction limit of Section 162(m) of the Code. NQSOs granted with an option price less than the fair market value at the time of grant will not qualify as performance-based compensation.

New Plan Benefits

     Because awards under the 2001 Omnibus Incentive Plan may be granted at the discretion of the Committee, the Company cannot currently determine the number of options that may be granted under the 2001 Omnibus Incentive Plan, if approved. In 2000, the following individuals and groups had been granted options under the 1991 Plan to purchase shares of Common Stock in the amounts indicated:
Norman J. Hoskin (then Chairman of the Board, Chief Executive Officer, President and Treasurer): 50,000 shares; all current executive officers as a group: 0 shares; and all employees, including officers other than executive officers, as a group: 100,000 shares. Non-executive directors are not eligible for awards under the 2001 Omnibus Incentive Plan.

Interest of Certain Persons in Matters to be Acted Upon

     Although the Company cannot currently determine the number of options that may be granted under the 2001 Omnibus Incentive Plan in the future, Mr. Jessen has an interest in the approval of the 2001 Omnibus Incentive Plan insofar as, as a Covered Employee, he is likely to be a recipient of future grants under the 2001 Omnibus Incentive Plan.

Board Recommendation

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2001 OMNIBUS INCENTIVE PLAN.

                                Proposal No. 4
Approval of the Aqua Care Systems, Inc. 2001 Non-Employee Director Incentive and
                          Deferred Compensation Plan

     At the Annual Meeting, the Stockholders will be asked to approve the Aqua Care Systems, Inc. 2001 Non-Employee Director Incentive and Deferred Compensation Plan in the form attached hereto as Exhibit D. The 2001 Director
                                                 ---------
Plan was approved by the Board of Directors on July 26, 2001. A total of 500,000 shares of Common Stock have been reserved for issuance under the 2001 Director Plan.

     The Board of Directors believes that equity based awards are an important incentive for attracting and retaining the service on the Board of Directors of individuals of stature who are not otherwise employed by the Company through the opportunity of equity participation in the Company. The Board of Directors further believes that such awards have been a key element in the Company's growth. The adoption of the 2001 Director Plan is intended to enable the Company to continue to have an adequate number of shares of Common Stock available for the grant of equity based awards to attract and retain non-employee directors.

     The Company's 1994 Directors' Plan was adopted by the Board of Directors on March 11, 1994 and subsequently approved by the Stockholders. 400,000 shares of Common Stock were reserved for issuance on the exercise of options granted under the 1994 Directors' Plan and, as of July 27, 2001 options to purchase 174,375 shares of Common Stock had been issued under the 1994 Directors' Plan. As of July 27, 2001, options to purchase 174,375 shares of Common Stock were outstanding under the 1994 Directors' Plan. If the 2001 Director Plan is approved by the Stockholders, the 1994 Directors' Plan would be terminated and no additional options would be granted thereunder. However, all options granted under the 1994 Directors' Plan and unexercised as of the date of such termination would remain outstanding for their respective terms.

     If the Stockholders fail to approve the 2001 Director Plan, the Company would likely be severely constrained in its ability to attract and retain qualified non-employee directors.

     The summary of the 2001 Director Plan below is qualified in its entirety by the 2001 Director Plan attached hereto as Exhibit D.
                                          ---------

Summary of the Terms of the 2001 Director Plan

The 2001 Director Plan Administration

     The 2001 Director Plan shall be administered by the compensation administrator of the Board of Directors or, at the discretion of the Board of Directors, by a committee designated by the Board of Directors. The compensation administrator or any such committee acting in its capacity as administrator of the 2001 Director Plan is referred to herein as the "Administrator." The Administrator is authorized, among other things, to construe, interpret and implement the provisions of the 2001 Director Plan, to select the directors to whom discretionary awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the 2001 Director Plan.

Shares Available

     The aggregate number of shares of Common Stock available for issuance, subject to adjustment as described below, under the 2001 Director Plan is 500,000 shares. Such shares may be authorized and unissued shares or treasury shares. The authorized and unissued shares under the 2001 Director Plan will represent approximately 16.5% of the outstanding Common Stock as of July 27, 2001. If any shares of Common Stock subject to an award are forfeited or an award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares, the shares subject to such award will again be available for awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the Company's corporate structure or the Common Stock, the Administrator (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or distribution under the 2001 Director Plan and as to the number and kind of share units credited to share accounts and the number and kind of securities as to which awards are to be granted and, in order to prevent dilution or enlargement of the rights of participants holding awards, the number, kind and exercise price of securities subject to outstanding awards. The 2001 Director Plan also authorizes the Administrators to the performance conditions and other terms of awards in response to unusual or nonrecurring events or to changes in applicable laws or regulations.


Eligibility

     Persons eligible to participate in the 2001 Director Plan include all directors who are neither employed by the Company nor owners of 10% or more of either the voting power or value of the outstanding capital stock of the Company. No director serving as Administrator or as a member of the committee constituting the Administration shall be eligible for discretionary grants under the 2001 Director Plan. Two directors are presently are eligible for participation in the 2001 Director Plan.

Awards

     The 2001 Director Plan is designed to give the Administrator the maximum flexibility in providing incentive compensation to eligible participants. The 2001 Director Plan provides for the grant of NQSOs, SARs and restricted stock. The 2001 Director Plan provides that in addition to grants made at the discretion of the Administrator, each eligible director is entitled to be granted an option to purchase between 10,000 shares and 50,000 shares of Common Stock upon the date on which he is initially elected or appointed to the Board of Directors and thereafter an option to purchase 25,000 shares of Common Stock on the last business day of each fiscal year on which he has then completed a full year of service as a director.

Stock Options

     The Administrator is authorized to grant stock options, all of which will be NQSOs and therefore not entitled to favorable tax treatment under the Code. The exercise price per share of Common Stock subject to an option will be equal to 100% of the fair market value of the Common Stock on the date of grant. Each option will be immediately exercisable and terminate ten years after the date of grant.

Options may be exercised (i) by payment of the exercise price in cash,
(ii) by tender of shares of Common Stock held for at least six months and having a fair market value equal to the exercise price, (iii) by broker assisted cashless exercise or (iv) by such other method as the Administrator may deem appropriate. In the event that an option is exercised by tender of shares of Common Stock, the exercising director will be granted an immediately exercisable option to purchase the number of shares of Common Stock tendered at an exercise price equal to the fair market value of the Common Stock on the date of grant.

Stock Appreciation Rights

     The Administrator may also grant Tandem and Freestanding SARs entitling the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the base value of the SAR. The base value of a Freestanding SAR will be 100% of the fair market value of the Common Stock on the date of grant. The base value of a Tandem SAR will be the exercise price of the related option. The terms of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs or following termination of employment will be fixed by the Administrator. SARs may be exercised (i) by payment of the exercise price in cash or (ii) by tender of shares of Common Stock having a fair market value equal to the exercise price. The extent to which an SAR may be exercised after termination of the holder's service as a director of the Company shall be determined in the discretion of the Administrator.

Restricted Stock

     The 2001 Director Plan also authorizes the Administrator to grant restricted stock. Restricted stock is an award of shares of Common Stock which may not be disposed of by participants and which may be forfeited in the event of certain terminations of service or certain other events prior to the end of a restriction period established by the Administrator. Such an award entitles the participant to all of the rights of a Stockholder, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Administrator. The extent to which restricted stock may be received after termination of the holder's service as a director of the Company shall be determined in the discretion of the Administrator.

Other Terms of Awards

     Awards granted under the 2001 Director Plan may not be pledged or otherwise encumbered. Generally, unless the Administrator determines otherwise, awards are not transferable except by will or by the laws of descent and distribution. The 2001 Director Plan grants the Administrator broad discretion in the operation and administration of the 2001 Director Plan. This discretion includes the authority to make adjustments in the terms and conditions of, and the criteria included in performance conditions related to, any awards in response to changes in applicable laws or regulations. Awards under the 2001 Director Plan generally will be granted for no consideration other than services. Any unexercised, unvested award granted under the 2001 Director Plan shall be terminated if the Board of Directors determines that the holder has committed an act of material misconduct or breached any restrictive covenant to which he is subject, whether before or after the termination of his service as a director.

Deferral of Compensation

     The 2001 Director Plan permits directors to elect to defer all or any part of the compensation paid to them by the Company. Any amount so deferred will be credited to either a cash or share account maintained by the Company in the name of the electing director. Credits to the cash account will be in dollars equal to the amount of the deferral allocated to such account. Credits to the share account will be in share units equal to the amount obtained by dividing the amount of the deferral allocated to such account by the market price of a share of Common Stock on the date such account is credited. On the last day of each calendar month, each cash account will be credited by an amount equal to the balance of the account as of the last day of the preceding month multiplied by
the Federal Funds interest rate on each date.   On each date on which dividends
are paid on Common Stock, each share account will be credited by the amount obtained by dividing the amount of dividends that would have been payable to account holder if the number of share units on the record date for such dividend had been shares of Common Stock registered in the account holders name by the market price of the Common Stock on the date on which such credit is made. Each director will have a fully vested interest in the accounts maintained in his name.

     The balance of each account will be distributed to the account holder as soon as practicable after he ceases to serve as a director of the Company. Distributions from the cash account will be in dollars. Distributions from the share account will be in shares of Common Stock. All distributions will be in lump sum unless the director elects to receive his distribution in annual installment payments and the date on which he ceased to serve as a director of the Company follows by more than one year the date on which he elected to defer his compensation. Distributions may also be made, upon application by a participating director, if the Company determines that the director has experienced an unforseeable emergency that he is otherwise unable to satisfy.

Amendment and Termination

     The 2001 Director Plan is of indefinite duration, continuing until all shares reserved therefore have been issued or until terminated by the Board of Directors. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 2001 Director Plan or the Administrator's authority to grant awards thereunder without further stockholder approval or the consent of the participants.

     No termination, suspension or amendment of the 2001 Director Plan may adversely affect any award outstanding under the 2001 Director Plan without the consent of the affected participant.

Certain Federal Income Tax Consequences to the Company and the Participant

     The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the 2001 Director Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

     A participant will not recognize any income upon the award of an option or an SAR, nor will the Company be entitled to any tax deduction at such time. When a participant who has been granted an NQSO exercises that option and receives Common Stock which is either "transferable" or not subject to a "substantial risk of forfeiture" under Section 83(c) of the Code, the participant will recognize compensation income. The amount of compensation income to the participant will equal the difference between the amount paid upon exercise of the option (which would not include the value of any previously-owned shares delivered in payment of the exercise price) and the fair market value of the number of shares of Common Stock received on the date of exercise of the option (in excess of that number, if any, of the previously-owned shares delivered in payment of the exercise price). The Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is recognized by the participant. If the participant pays the exercise price in cash, the participant's tax basis for the Common Stock so acquired will equal the sum of the compensation income realized and the exercise price. If the participant pays the exercise price in shares of Common Stock, the shares received upon exercise of the option which are equal in number to the participant's previously-owned shares delivered will have the same tax basis as the previously-owned shares delivered to the Company, and will have a holding period that will include the holding period of the shares delivered. The new shares of common stock acquired upon exercise will have a tax basis equal to their fair market value on the date of exercise, and will have a holding period that will begin on the date of exercise. Upon any subsequent sale or exchange of the Common Stock, the participant will recognize capital gain or loss equal to the difference between the sales proceeds received and the participant's basis in the Common Stock sold. Capital gain or loss will be long-term capital gain or loss depending on whether the Common Stock has been held for more than one year after the date of exercise.

     With respect to other awards (including an SAR) granted under the 2001 Director Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under Section 83(c) of the Code, the participant will recognize compensation income equal to the amount of cash or the fair market value of the Common Stock or other property received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is recognized by the participant.

     With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will recognize compensation income equal to the fair market value of the Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is recognized by the participant. Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the fair market value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not recognize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant's loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income. Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

     The Administrator may condition the payment, exercise or vesting of any award on the payment of the withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations. Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a change of control may constitute a "parachute payment" under Section 280G of the Code. To the extent any such payment constitutes an "excess parachute payment," the Company would not be entitled to deduct such payment and the participant would be subject to a 20 percent excise tax (in addition to regular income tax).

New Plan Benefits

     Because awards under the 2001 Director Plan may be granted at the discretion of the Administrator, the Company cannot currently determine the number of options that may be granted under the 2001 Director Plan, if approved. However, if Peter C. Rossi continues to serve as a director until December 31, 2001, he would then be entitled to be granted an option to purchase 25,000 shares of Common Stock. In 2000, the following individuals and groups had been granted options under the 1994 Directors' Plan to purchase shares in the amounts indicated: Peter C. Rossi (director) 5,000 shares; all current non-executive officer directors as a group: 5,000 shares. Only non-executive directors are eligible to receive awards under the 2001 Director Plan.

Interest of Certain Persons in Matters to be Acted Upon

     Although the Company cannot currently determine the number of options that may be granted under the 2001 Director Plan in the future, Peter C. Rossi and Damian Georgino each have an interest in the approval of the 2001 Director Plan insofar as, as non-employee directors, they are likely to be recipients of future grants under the 2001 Director Plan.

Board Recommendation

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2001 DIRECTORS' PLAN.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the names, ages and all position and offices with the Company held by the Company's current executive officers.

                   Name                            Age                Positions and Officers Currently Held
                   ----                            ---                -------------------------------------
H. Martin Jessen                                    54           Director, Chief Executive Officer and President
Scott E. Heffner                                    44           Vice President
Mark D. Lambert                                    [  ]          Vice President
Geoffrey A. Poole                                  [  ]          Vice President, Secretary and Treasurer


     The following is information with respect to the Company's executive officers who are not also directors of the Company.

     Scott E. Heffner has been a Vice President of the Company and General Manager of its Filtration and Separation Dynamics division since June 2001. From [month] through May 2001, Mr. Heffner was employed in various executive capacities by US Filter, most recently as Senior Vice President of its Microelectronic Division.

     Mark D. Lambert has been a Vice President of the Company and General Manager of its KISS International, Inc. subsidiary since July 2001. From [month] 1992 through June 2001 he was employed in various executive capacities by US Filter, most recently as Vice President of its Western Region.

     Geoffrey A. Poole has been employed as the Company's Vice President of Municipal Projects since June 2001. From February 1992 through February 2001, Mr. Poole was employed as General Manager of the Santa Fe Irrigation District in Rancho Santa Fe, ,California. Mr. Poole acted as a member of the board of directors of the San Diego County Water Authority from [month] through [month].

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


Summary Compensation Table

     The following table sets forth information for the years ended December 31, 2000, 1999 and 1998, representing compensation earned by the Chief Executive Officer of the Company and any other executive officer who earned in excess of $100,000 during such period (the "Named Executive Officers"), in all capacities in which they served.

Annual Compensation

                                                         Annual Compensation                      Long-Term Compensation
                                       -------------------------------------------------    --------------------------------
                                                                           Other Annual           Securities Underlying
Name and Principal Positions           Year   Salary($)    Bonus($)       Compensation($)               Options(#)
Norman J. Hoskin(1)                    2000    97,627          --             6,000(4)                    65,000
 Chairman of the Board, President
  and Chief Executive Officer and
  Treasurer
William K. Mackey(2)                   2000   464,912(2)       --             7,200(4)                        --
 Chairman of the board, President      1999   155,000       25000(3)          7,200(4)                        --
  and Chief Executive Officer and
  Treasurer                            1998   155,000      86,800(3)          7,200(4)                   100,000(2)

(1) Mr. Hoskin replaced Mr. Mackey as President and Chief Executive Officer and Treasurer in February 2000. Mr. Hoskin resigned from all positions held with the Company in April 2001.
(2) Mr. Mackey resigned from all positions held with the Company in February 2000. In connection therewith, the Board of Directors agreed to pay him $480,000 in equal installments of $40,000 per month beginning April 1, 2000, and extend all of his options to purchase the Company's Common Stock to December 31, 2000, at which time the options expired.
(3) Represents bonuses earned based upon parameters set forth in Mr. Mackey's Employment Agreement.
(4)  Represents a monthly auto expense allowance of $600.

Stock Option Grants in 2000

     The following table contains information concerning the grant of stock options to the Named Executive Officers in the fiscal year ended December 31, 2000:

                                                        Individual Grants
                            Number of Securities        % of Total Options
                             Underlying Options       Granted to Employees in      Exercise Price Per
Name                             Granted (#)              Fiscal Year (%)               Share($)             Expiration Date
----                        --------------------      -----------------------       -----------------        ---------------
Norman J. Hoskin(1)                15,000                        8.3                       2.35               July 21, 2010
                                                                27.8                       1.38               October 1, 2010
William K. Mackey                      --                         --                         --                    --

(1) Mr. Hoskin replaced Mr. Mackey as President and Chief Executive Officer and Treasurer in February 2000. Mr. Hoskin resigned from all positions held with the Company in April 2001.

Stock Option Exercises in 2000 and Option Values at December 31, 2000

     The following table provides information with respect to options exercised by the Named Executive Officers during 2000 and the number and value of securities underlying unexercised options held by the Named Executive Officers at December 31, 2000:

                                                                  Number of Securities
                                                                  Underlying Unexercised                 Value of Unexercised
                                                               Options at December 31, 2000             In-the-Money Options at
                                                                           (#)                           December 31, 2000 ($)
                                                              ------------------------------        -------------------------------
                              Shares
                            Acquired on      Value
Name                        Exercise (#)    Realized ($)      Exercisable      Unexercisable        Exercisable       Unexercisable
----                        ------------    ------------      -----------      -------------        -----------       -------------
Norman J. Hoskin(1)                  --               --           31,250             65,000                 --                  --
William K. Mackey                    --               --               --                 --                 --                  --

------------------------
(1) Mr. Hoskin replaced Mr. Mackey as President and Chief Executive Officer and Treasurer in February 2000. Mr. Hoskin resigned from all positions held with the Company in April 2001.

Employment Agreements

     On August 7, 1997, the Company entered into a five-year employment agreement with William K. Mackey, Chairman of the Board, President, Chief Executive Officer and Treasurer of the Company. The agreement provided that Mr. Mackey would receive an annual base salary of $155,000, plus a bonus, if any, as determined by the Board of Directors. Mackey resigned from all positions held with the Company on February 28, 2000. In accordance with such resignation, the Board of Directors agreed to pay him $480,000 in equal installments of $40,000 per month beginning April 1, 2000, and extend all of his options to purchase the Common Stock through December 31, 2000, at which time the options expired.

     On October 1, 2000, the Company entered into two-year employment agreements with each of Norman J. Hoskin and George J. Overmeyer, the Company's President/Chief Executive Officer and Vice President of Finance, respectively. The agreements provided for annual base salaries of $125,000 and $100,000, respectively, plus bonuses, if any, as determined by the Board of Directors. Pursuant to the terms of the employment agreements, Messrs. Hoskin and Overmeyer were each granted options to purchase 50,000 shares of Common Stock, at an exercise price of $1.38 per share. Such options vested over a two-year period and had a term of ten years from the date of the grant.

     The employment agreements also entitled Messrs. Hoskin and Overmeyer to terminate their agreements within six months following a change of control of the Company (as defined in their respective agreements) and receive severance payments equal to the greater of the remaining base salary payments due for the remaining term of such employment agreements or an amount equal to (i) two times their base salaries then in effect, plus (ii) their last bonuses. On March 29, 2001, both Messrs. Hoskin and Overmeyer announced that they had elected to exercise this right of termination and were resigning as officers of the Company, effective April 28, 2001. The total amount of severance paid to Messrs. Hoskin and Overmeyer aggregated $450,000. Mr. Overmeyer subsequently agreed to provide financial and accounting services to the Company as an independent contractor in consideration of a one-time $5,000 payment and a monthly fee of $3,000.

     On April 11, 2001, the Company entered into a three-year employment agreement with H. Martin Jessen, pursuant to which Mr. Jessen agreed to serve as the Company's President and Chief Executive Officer. The agreement provides for annual base salaries of $200,000, $250,000 and $300,000 through the three-year term, plus bonuses as determined by the Board of Directors. Pursuant to the employment agreement, Mr. Jessen was granted an option to purchase 300,000 shares of Common Stock at an exercise price of $2.25 per share. The option vests according to the following schedule: 100,000 shares vest on the date of grant; 100,000 shares vest on the first anniversary of the date of grant; and 100,000 shares vested on the last day of the term of the employment agreement. The option has a term of ten years from the date of grant. The agreement provides that if Mr. Jessen is terminated within 180 days of a change in control of the Company (as defined in the agreement), he is entitled to receive a severance payment equal to three times his annual salary.

1994 Directors' Plan and 1991 Plan

     At December 31, 2000, the Company has two stock option plans, which are described below.

     1994 Directors' Plan. The Company's shareholders have adopted the 1994 Outside Directors' Stock Option Plan for the Company's directors who are not employees or officers of the Company or its subsidiaries ("Eligible Directors") rendering advisory service to the Board of Directors. The 1994 Directors' Plan provides for up to 400,000 shares of Common Stock to be issued, and provides for the grant of NQSOs which have an exercise period extending for ten years from the date of the grant. The purchase price of the shares of Common Stock covered by each option granted under the 1994 Directors' Plan is the fair market value of the shares as of the date of grant. Each Eligible Director who is newly-elected is granted an option to purchase not less than 2,500 and not more than 12,500 shares of the Common Stock of the Company on the date such director is initially elected or otherwise selected to the Board of Directors. The exact amount is determined by the directors serving prior to the effective date of the 1994 Directors' Plan. All Eligible Directors are granted options to purchase 5,000 shares of the Common Stock on each December 31, if such Eligible Director has then completed a full year of service as a member of the Board of Director. If Proposal No. 4 is approved, the 1994 Directors' Plan will be terminated and non-employee directors will be eligible for awards under the proposed 2001 Director Plan. 500,000 shares of Common Stock would be reserved for issuance under the 2001 Director Plan. Under the 2001 Director Plan, in addition to awards that may be granted at the discretion of the plan administrator, each non-employee director would be granted non-qualified stock options to purchase 25,000 shares of the Common Stock on each December 31, if such director has then completed a full year of service as a member of the Board of Directors. For further information regarding the 2001 Director Plan, please refer to Proposal No. 4 "Approval of the Aqua Care Systems, Inc. 2001 Non-Employee Director Incentive and Deferred Compensation Plan" beginning on page __.

     1991 Plan. On May 13, 1991, the Stockholders adopted the 1991 Plan. The 1991 Plan provided for up to 2,000,000 shares of Common Stock to be issued. The 1991 Plan provided for the grant of a variety of incentive awards to officers, key employees, consultants and independent contractors of the Company. The 1991 Plan authorized the grant of incentive awards which consisted of stock options, restricted stock awards, deferred stock awards, stock appreciation rights and other stock-based awards. The 1991 Plan expired at the close of business on May 13, 2001. However, all awards previously granted thereunder shall remain outstanding for the respective terms of such awards. Officers, directors, and other key employees and prospective employees and consultants and independent contractors who perform services for the Company or any of its subsidiaries excluding members of the committee administering the 1991 Plan and any person who serves as a director only), were eligible to receive awards under the 1991 Plan. If Proposal No. 3 is approved, officers, employees and consultants of the Company would be eligible for awards under the proposed 2001 Omnibus Incentive Plan. 1,500,000 shares of Common Stock would be reserved for issuance under the 2001 Omnibus Incentive Plan. The 2001 Omnibus Incentive Plan would authorize the grant of incentive awards consisting of stock options, SARs and restricted stock. For further information regarding the 2001 Omnibus Incentive Plan, please refer to Proposal No. 3 "Approval of the Aqua Care Systems, Inc. 2001 Omnibus Incentive Plan" beginning on page __.

     Outstanding Awards. Options to purchase an aggregate of 749,100 shares of Common Stock have been granted and are outstanding as of July 27, 2001, under the 1994 Directors' Plan and the 1991 Plan. The expiration dates of such options range from March 2004 to April 2011. The exercise prices of such options range from $1.00 to $20.00.

     At December 31, 2000 and 1999, 200,482 and 575,830 options with weighted average option prices of $2.44 and $3.50, respectively, were exercisable.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as to the number of shares of Common Stock beneficially owned as of July 27, 2001, by (i) each person who is known by the Company to be a beneficial owner of more than 5% of the outstanding Common Stock; (ii) each director and nominee for director of the Company; (iii) each Named Executive Officer; and (iv) all directors and executive officers of the Company as a group.



Name and Address of Beneficial Owner(1)              Number of     Percentage of
                                                    Shares Owned      Common
                                                                     Stock(2)
H. Martin Jessen (3)                                 100,000            3.2%
Aref Cheval (4)                                            -             *
Damian C. Georgino (5)                                25,000             *
Walter Neubauer (4)(6)                             1,184,900           39.4%
Peter C. Rossi (7)                                   486,543           16.1%
Scott E. Heffner                                           -             *
Mark D. Lambert                                            -             *
Geoffrey A. Poole                                          -             *
Norman J. Hoskin (8)                                  96,250            3.1%
AV, Inc. (4)                                       1,184,900           39.4%
Bruce Galloway (9)                                   211,200            7.0%
David J. Painter (10)                                166,300            5.5%
Directors and executive officers, as a group       1,867,693 (11)      58.0%
(nine persons)

     Except as set forth below, the Company believes that all shares of Common Stock reported in the table above are directly owned, and the sole investment and voting power with respect to such share are held, by the beneficial owners noted.

___________________________

(1) Except as otherwise set forth below, the address of each individual is 965 Park Center Drive, Vista, CA 92083.
(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days of the Record Date, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.
(3)   Includes 100,000 shares of Common Stock issuable on the exercise of options.
(4)   The address for this person/entity is 548 Amapola Avenue, Torrance, CA
      90501.
(5) The address for this person is 112 Bell Farm Estates Drive East, Sewickley, PA 15143. Represents option to purchase Common Stock, the exercise of which is subject to stockholder approval of the 2001 Director Plan.
(6) Represents 1,184,900 shares of Common Stock held by AV, Inc. As the majority shareholder, President and director of AV, Inc., Mr. Neubauer may be deemed the beneficial owner of such shares.
(7) The address for this person is 641 Lexington Avenue, 29th Floor, New York, NY 10022. Includes 471,543 shares of Common Stock of which the named person has shared dispositive power and 15,000 shares of Common Stock issuable on the exercise of options.
(8) The address for this person is 11820 NW 37/th/ Street, Coral Springs, FL 33065. Includes 96,250 shares of Common Stock issuable on the exercise of options.
(9) The address for this person is 1325 Avenue of the Americas, 26/th/ Floor, New York, NY 10019. Includes 211,200 shares of Common Stock of which the named person has shared dispositive power. The information contained herein is based on a Schedule 13D filed by such person with the Commission.
(10) The address for this person is 1301 Bay Street, Beaufort, SC 29902. The information contained herein is based on a Schedule 13D filed by such person with the Commission.
(11)  Includes 211,250 shares of Common Stock issuable on the exercise of options.
(*)   Less than 1%.

                           PROPOSALS BY STOCKHOLDERS

     The Company's by-laws provide that a Stockholder who intends to present a proposal for stockholder vote at an annual meeting of Stockholders must give written notice to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of Stockholders. Accordingly, any Stockholder proposal intended to be presented at the 2002 annual meeting of Stockholders must be received by the Company between May 26, 2002 and June 25, 2002. The notice must contain specified information about the proposed business and the Stockholder making the proposal. If a Stockholder gives notice of a proposal after the deadline, the Company's proxy holders will have discretionary authority to vote on this proposal when and if raised at the 2002 annual meeting. In addition, in order to include a stockholder proposal in the Company's proxy statement and form of proxy for the 2002 annual meeting of Stockholders, such proposal must be received by the Company at its principal executive offices no later than the close of business on May 26, 2002 and must otherwise comply with the rules of the Commission for inclusion in the proxy materials.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The firm of BDO Seidman, LLP ("BDO Seidman") was engaged by the Board of Directors as independent auditor for the Company and its subsidiaries for the fiscal year ended December 31, 2000 and it is expected that such firm will serve in that capacity for the fiscal year ending December 31, 2001. Management expects that a representative of BDO Seidman will be present at the Annual Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by Stockholders.

                            AQUA CARE SYSTEMS, INC.

  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 24, 2001

     The undersigned hereby constitutes and appoints H. MARTIN JESSEN and GEOFFREY A. POOLE, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all the shares of common stock, par value $.001 per share, of AQUA CARE SYSTEMS, INC. that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of AQUA CARE SYSTEMS, INC., to be held on August 24, 2001, and at any adjournment thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.

     1. ELECTION OF DIRECTORS.  Nominees: H. MARTIN JESSEN, AREF CHEVAL, DAMIAN
        C. GEORGINO, WALTER NEUBAUER, and PETER C. ROSSI (Mark only one of the following boxes.)

          [_] VOTE FOR all nominees listed above, except vote withheld as to the following nominees (if any): __________________

          [_]  VOTE WITHHELD from all nominees.

     2. PROPOSAL TO APPROVE THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO ESTABLISH A CLASSIFIED BOARD OF DIRECTORS FOR THE COMPANY.

          [_]    FOR  [_]  AGAINST  [_]  ABSTAIN

     3. PROPOSAL TO APPROVE THE AQUA CARE SYSTEMS, INC. 2001 OMNIBUS INCENTIVE PLAN.

          [_]    FOR  [_]  AGAINST  [_]  ABSTAIN

     4. PROPOSAL TO APPROVE THE AQUA CARE SYSTEMS, INC. 2001 NON-EMPLOYEE DIRECTOR INCENTIVE AND DEFERRED COMPENSATION PLAN.

          [_]    FOR  [_]  AGAINST  [_]  ABSTAIN

     5. In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.

                       (Continue and sign on other side)

                          (Continued from other side)

       This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election as directors of the nominees of the Board of Directors, FOR the proposal to approve the amendment of the certificate of incorporation of the company to establish a classified board of directors for the company, FOR the proposal to approve the Aqua Care Systems, Inc. 2001 Omnibus Incentive Plan, FOR the proposal to approve the Aqua Care Systems, Inc. 2001 Non-Employee Director Incentive and Deferred Compensation Plan and in the discretion of the Proxies named herein on any other proposals to properly come before the Annual Meeting.
 .

       The undersigned acknowledges receipt of the accompanying Proxy Statement dated August __, 2001.

                            Dated: ____________________, 2001

                            _______________________________

                            _______________________________
                               Signature of Shareholder(s)

                            (When signing as attorney, trustee, executor, administrator, guardian, corporate officer, etc., please give full title. If more than one trustee, all should sign. Joint owners must each sign.)

                            Please date and sign exactly as name appears above.

                            I plan [_]     I do not plan [_]
                            to attend the Annual Meeting.

Audit Fees

     BDO Seidman billed the Company an aggregate of $99,600 for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year.

Information Systems Design and Implementation Fees

     BDO Seidman did not bill the Company for any professional services described in Paragraph (c)(4)(ii) of Rule 2.01 of Regulation S-X for the fiscal year ended December 31, 2001.

All Other Fees

     BDO Seidman billed the Company an aggregate of $92,052 related to all other services for the fiscal year ended December 31, 2000. The Audit Committee has considered whether the non-audit services provided by BDO Seidman in connection with the fiscal year ended December 31, 2000 were compatible with the auditors' independence.

                                 OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors does not know of any business which will be presented for consideration at the Annual Meeting other than that specified herein but if other matters are presented, it is the intention of the persons designated as proxies in the accompanying form of proxy to vote in accordance with the recommendation of the Board of Directors on such matters.

                                 ANNUAL REPORT

     A copy of the Company's 2000 Annual Report, including financial statements as of December 31, 2000 and 1999 and for each of the two fiscal years then ended is being mailed to all stockholders of record as of the Record Date.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER WHOSE PROXY IS SOLICITED BY THE FOREGOING PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON ADDRESSED TO GEOFFREY A. POOLE, SECRETARY, AT THE COMPANY'S ADDRESS. SUCH A REQUEST FROM A BENEFICIAL OWNER OF COMMON STOCK MUST CONTAIN A GOOD-FAITH REPRESENTATION BY SUCH PERSON THAT, AS OF JULY 27, 2001, SUCH PERSON WAS A BENEFICIAL OWNER OF COMMON STOCK.

                                                                       Exhibit A
                                                                       ---------


                            AUDIT COMMITTEE CHARTER

     The audit committee (the "Audit Committee") of the Board of Directors (the "Board") of Aqua Care Systems, Inc. (the "Company") is appointed by the Board to assist the Board in fulfilling its oversight responsibilities by (i) monitoring the integrity of the Company's financial reporting process and systems of internal control regarding finance, accounting and legal compliance; (ii) monitoring the independence and performance of the Company's independent auditors and internal auditing department; and (iii) providing an avenue of communication between the independent auditors, management, the internal auditing department and the Board.

     The members of the Audit Committee shall meet the applicable independence and experience requirements of the Nasdaq Stock Market Inc. The members of the Audit Committee shall be appointed by the Board.

     The Audit Committee is authorized to retain, at the expense of the Company, special legal, accounting or other consultants it deems necessary in the performance of its duties. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

     The Audit Committee shall make regular reports to the Board.

     The Audit Committee shall:

     1. Review and reassess the adequacy or this Chatter annually and recommend any proposed changes to the Board for approval.

     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as wall as the adequacy of internal controls that could significantly affect the Company financial statements.

     3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Forms 10-Q.

     5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     8.   Approve the fees to be paid to the independent auditor.

     9. Receive periodic reports from the Independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

     10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     11. Review the appointment and replacement of the senior internal auditing executive.

     12. Review tile significant reports to management prepared by the internal auditing department and management responses.

     13. Neat with the independent auditor prior to the audit to review the planning and staffing of the audit.

     14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, as amended, has not been implicated.

     15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of conduct.

     16. Discuss with the Independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company response to that letter. Such review should include:

          A. Any difficulties encountered in the course of the audit work including any restrictions on the scope of activities or access to required information.

          B.   Any changes required in the planned scope of the internal audit.

          C. The internal audit department responsibilities, budget and staffing.

     18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws on regulations and with the Company's code of conduct.

     20. Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material respect or inquiries received from regulators or governmental agencies.

     21. Meet at least annually with the financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements art complete and accurate arid are In accordance with generally accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disputes, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's code of conduct.

                                                                       Exhibit B
                                                                       ---------

                   Amendment to Certificate of Incorporation
                   -----------------------------------------

The certificate of incorporation of the Corporation is hereby amended by the addition of new Article ELEVENTH to read in its entirety as follows:

     "ELEVENTH:     The Board of Directors of the Corporation shall be divided into three classes, as nearly equal in number as possible. The initial term of office of the first class shall expire on the day of the first annual meeting of stockholders following the end of the 2001 fiscal year (the "2002 Annual Meeting"); and the initial term of office of the second class shall expire on the day of the annual meeting of stockholders next succeeding the 2002 Annual Meeting (the "2003 Annual Meeting"); and the initial term of office for the third class shall expire on the day of the annual meeting next succeeding the 2003 Annual Meeting. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the Delaware General Corporation Law may otherwise require, any vacancies in the Board of Directors for any reason, including unfilled vacancies resulting from the removal of directors for cause, and newly created directorships, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified."

                                                                       Exhibit D

                            AQUA CARE SYSTEMS, INC.


                    2001 NON-EMPLOYEE DIRECTOR INCENTIVE AND

                           DEFERRED COMPENSATION PLAN

                               TABLE OF CONTENTS

Page
----
  1.  DESCRIPTION.......................................................    1

  2.  PARTICIPATION.....................................................    1

  3.  PARTICIPANT CASH AND SHARE ACCOUNTS...............................    1

  4.  DEFERRAL OF DIRECTOR COMPENSATION.................................    2

  5.  EARNINGS CREDITS..................................................    3

  6.  AWARDS............................................................    6

  7.  DISTRIBUTIONS.....................................................    3

  8.  TERMS OF OPTIONS GRANTED UNDER THE PLAN...........................    7

  9.  STOCK APPRECIATION RIGHTS.........................................    8

 10.  RESTRICTED STOCK AWARDS...........................................   10

 11.  EFFECTS OF ACTIONS CONSTITUTING CAUSE.............................   11

 12.  SOURCE OF PAYMENTS: NATURE OF INTEREST............................   11

 13.  PAYMENT OF WITHHOLDING TAXES......................................   11

 14.  SECURITIES LAW AND OTHER RESTRICTIONS.............................   12

 15.  AMENDMENT AND TERMINATION.........................................   12

 16.  DEFINITIONS.......................................................   14

 17.  ADMINISTRATION....................................................   13

 18.  SHARES AVAILABLE FOR ISSUANCE.....................................   14

 19.  MISCELLANEOUS.....................................................   18

                                      (i)

1.   DESCRIPTION

     1.1. Name.  The name of the Plan is the "Aqua Care Systems, Inc. 2001 Non-
          ----
Employee Director Incentive and Deferred Compensation Plan."

     1.2. Purposes.  The purpose of the Plan is to attract and retain the
          --------
services of experienced and knowledgeable non-employee directors by providing such directors with greater flexibility in the form and timing of receipt of compensation for their service on the Board of Directors and an opportunity to obtain a greater proprietary interest in the Company's long-term success and progress through the receipt of Options and Awards and the deferral of cash compensation in the form of credits to their Share Accounts or Cash Accounts, thereby aligning such directors' interests more closely with the interests of the Company's stockholders.

     1.3. Type.  The Plan is maintained primarily for the purpose of
          ----
compensating Qualified Directors and providing them with the opportunity to obtain equity-based compensation and to defer cash compensation. The Plan is intended to be unfunded for tax purposes and for purposes of Title I of ERISA. It will be construed and administered in a manner that is consistent with and gives effect to the foregoing.

2.   PARTICIPATION

     2.1. Eligibility.  Each individual who is a Qualified Director at any point
          -----------
during a Credit Period is eligible to participate in the Plan.

     2.2. Ceasing to be Eligible.  An individual who ceases to be a Qualified
          ----------------------
Director is not eligible to receive Awards or to make any elections or receive further credits pursuant to Sections 4 and 5, other than such credits relating to the period prior to such cessation.

     2.3. Condition of Participation.  Each Participant, as a condition of
          --------------------------
participation in the Plan, is bound by all the terms and conditions of the Plan, including but not limited to the reserved right of the Company to amend or terminate the Plan, and must furnish to the Administrator such pertinent information, and execute such election forms and other instruments, as the Company may require by such dates as the Company may establish.

     2.4. Termination of Participation.  An individual will cease to be a
          ----------------------------
Participant as of the date on which he or she is neither eligible to receive Awards or to make any elections or receive further credits pursuant to Sections 4 and 5 and his or her outstanding Awards have been exercised, cancelled or expired and his or her entire Account balances have been distributed.

3.   PARTICIPANT CASH AND SHARE ACCOUNTS

     For each Participant, the Company will establish and maintain a Cash Account and a Share Account to evidence amounts credited with respect to the Participant pursuant to this Plan. Each Participant will always have a fully vested nonforfeitable interest in his or her Account.

4.   DEFERRAL OF DIRECTOR COMPENSATION

     4.1. Director Compensation: Credits to Cash and Share Accounts.  Elective
          ---------------------------------------------------------
deferrals of Director Compensation will be made in accordance with the following rules:

          (a)  Election to Defer Director Compensation.  Commencing with respect
               ---------------------------------------
     to services to be performed after the Annual Meeting Date in 2001, each Qualified Director may elect, in accordance with this section to defer the receipt of all or a portion (in increments of whole percentages) of his or her Director Compensation relating to an Election Period in the form of credits to his or her Cash Account and/or Share Account. Any such deferral election will automatically apply to the Participant's Director Compensation, as the amount of such Director Compensation is adjusted from time to time.

          (b)  Time of Filing Election.  A deferral election pursuant to this
               -----------------------
     section will not be effective unless it is made on a properly completed election form received by the Company before the first day of the Election Period to which the deferral election relates or, in the case of an individual who becomes a Qualified Director on or after the first day of the Election Period, within 30 days after the date such individual becomes a Qualified Director. Any election delivered or deemed to be delivered under this Section 4.2(b) applies only to Other Director Compensation relating to services performed after the effective date of the election.

          (c)  Allocation of Deferral.  In conjunction with each deferral
               ----------------------
     election made, a Qualified Director must elect, in accordance with and subject to rules which may be adopted by the Company, how the deferral is to be allocated (in increments of whole percentages only) among his or her Cash Account and Share Account. The sum of such percentages must not exceed 100 percent. Any portion of the deferral for which no election is made will be allocated to the Qualified Director's Cash Account.

          (d)  Credits.  Unless otherwise provided in this Section 4.1(d),
               -------
     Director Compensation deferred pursuant to this section will be credited to a Qualified Director's Cash Account, and/or Share Account, as elected, as of the last day of each calendar month during which a deferral is made. Such credits to the Qualified Director's Cash Account will be in United States dollars equal to the amount of the deferral allocated to each such Account. Such credits to a Qualified Director's Share Account will be the number of whole and fractional Share Units determined by dividing the dollar amount of the deferral allocated to the Share Account by the Market Price of a Share on the Credit Date. If a Qualified Director has not served or will not serve for the entire Election Period for which the Director Compensation relates, the amounts credited to the Qualified Director's Cash Account and/or Share Account, as elected, on the last day of the Election Period will be based on the amount of the deferral allocated to each such Account that the Qualified Director has earned during the portion of the Election Period for which he or she served.

          (e)  Succeeding Election Periods. A deferral election pursuant to this
               ---------------------------
     section will remain in effect until revoked or modified for future Election Periods by the Qualified Director by delivering a new deferral election not later than the day before the first Election Period to which the new deferral election relates.

          (f) Irrevocability.  A deferral election for a given Election Period
              --------------
     is irrevocable after the latest date by which the deferral election is required to be given to the Company for such Election Period.

5.   EARNINGS CREDITS

     5.1. Earnings Credits to Cash Accounts.  As of the last day of each
          ---------------------------------
calendar month after any deferrals have been made pursuant to Section 4, a Participant's Cash Account will be credited with an amount equal to the product obtained by multiplying the balance in the Cash Account as of the last day of the immediately preceding calendar month by the Federal Funds interest rate on each such date as reported in the Wall Street Journal.

Earnings Credits to Share Accounts.  A Participant's Share Account will be
----------------------------------
credited as of the date on which dividends are paid on Shares with that number of whole and fractional Share Units determined by dividing the dollar amount of the dividends that would have been payable to the Participant if the number of Share Units credited to the Participant's Share Account on the record date for such dividend payment had then been Shares registered in the name of such Participant by the Market Price of a Share on the date as of which the credit is made.

6.   DISTRIBUTIONS

     6.1. Distribution of Cash and Share Accounts to a Participant Upon
          -------------------------------------------------------------
Termination of Service.
----------------------

          (a)  Form of Distribution.  A Participant's Cash Account and Share
               --------------------
     Account will be distributed as provided in this section in a lump sum payment unless (i) the Participant elects, on a properly completed election form, to receive his or her distribution in the form of annual installment payments for a period of not more than 10 years and (ii) except when cessation results from Disability, the date on which he or she ceases to be a member of the Board follows by more than one year the date on which a properly completed election form is received by the Administrator. Any election made pursuant to this section may be changed from time to time upon the Administrator's receipt of a properly completed election form, provided that, unless cessation results from Disability, such change will not be valid and will not have any effect unless it is made more than one year prior to a Participant's cessation of service as member of the Board. A new election to change has no effect on any previous election until the new election becomes effective, at which time any previous election will automatically be void. Any election made pursuant to this section will apply to the entire balance of the Participant's Cash and Share Accounts attributable to credits with respect to the period through the date on which he or she ceases to be a member of the Board. Any distribution from a Participant's Cash Account will be made in cash only. Any distribution from a Participant's Share Account will be made in whole Shares only, rounded up to the next whole Share.

          (b)  Time of Distribution.  Distribution to a Participant will be made
               --------------------
     (if in lump sum) or commence (if in installments) as soon as administratively practicable after the next Credit Date after the Participant ceases to be a member of the Board; provided that if a lump sum distribution from a Participant's Share Account would otherwise be made after the record date for a dividend but before the payment date for such dividend, the distribution will be delayed and made as soon as administratively practicable after the earnings credits have been made to the Share Account on the payment date of the dividend (the "Time of Distribution").

          (c)  Amount of Distribution for Cash Account.
               ---------------------------------------

               (i) Lump Sum. The amount of a lump sum payment from a Participant's Cash Account will be equal to the balance of the Cash Account as of the Time of Distribution.

               (ii) Installments. The amount of each installment payment from a Participant's Cash Account will be determined by dividing the balance of the Cash Account as of the distribution date for such installment payment by the total number of remaining payments (including the current payment).

          (d) Amount of Distribution for Share Account.
              ----------------------------------------

               (i) Lump Sum. A lump sum distribution from a Participant's Share Account will consist of the number of Shares equal to the number of Share Units credited to the Share Account as of the Time of Distribution, rounded up to the next whole Share.

               (ii) Installments. Each installment distribution from a Participant's Share Account will consist of the number of Shares determined by dividing the number of whole Share Units credited to the Share Account as of the distribution date for such installment distribution by the total number of remaining payments (including the current payment) and rounding the quotient to the next whole Share.

          (e)  Reduction of Account Balance.  The balance of the Cash or Share
               ----------------------------
     Account from which a distribution is made will be reduced, as of the date of the distribution, by the cash amount or number of Shares distributed.

     6.2. Other Distributions from Cash and Share Accounts to a Participant. The
          -----------------------------------------------------------------
provisions of this section will apply notwithstanding any election by a Participant to the contrary.

          (a)  Withdrawals Due to Unforeseeable Emergency.  A distribution will
               ------------------------------------------
     be made to a Participant from his or her Account if the Participant submits a written distribution request to the Administrator and the Administrator determines that the Participant has experienced an Unforeseeable Emergency. The amount of the distribution may not exceed the lesser of (a) the amount necessary to satisfy the emergency, as determined by the Administrator, or
     (b) the sum of the balances of the Participant's Accounts as of the date of the distribution, as the case may be. Payments made on account of an Unforeseeable Emergency will not be made to the extent that such Unforeseeable Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets (to the extent that such liquidation would not itself cause severe financial hardship) or by cessation of deferrals under Section 4. Any distribution pursuant to this section will be made as soon as administratively practicable after the Administrator's determination that the Participant has experienced an Unforeseeable Emergency and in the form of a lump sum payment that is (a) in cash from the Cash Account and (b) in Shares (rounded up to the next whole Share) from the Share Account. Any distribution pursuant to this section will be made first from the Participant's Cash Account, then from the Participant's Share Account.

          (b)  Small Benefits.
               --------------

               (i) Cash Account. Each installment distribution to a Participant who has ceased to be a member of the Board will be at least $5,000 or such smaller amount that equals the balance of the Participant's Cash Account.

               (ii) Share Account. If the balance of the Share Account of a Participant who has ceased to be a member of the Board is fewer than 100 Share Units as of the day of any installment distribution, such remaining balance will be distributed to the Participant in the form of a lump sum distribution, that will consist of the number of Shares equal to the number of Share Units credited to the Share Account as of that date, rounded up to the next whole Share, as soon as administratively practicable. Each installment distribution to a Participant who has ceased to be a member of the Board must be at least 100 Share Units or such smaller number of Share Units that remains in the Participant's Share Account

          (c)  Payment in Event of Incapacity.  If any individual entitled to
               ------------------------------
     receive any payment under the Plan is, in the judgment of the Administrator, physically, mentally or legally incapable of receiving or acknowledging receipt of the payment, and no legal representative has been appointed for the individual, the Administrator may (but is not required to) cause the payment to be made to any one or more of the following as may be chosen by the Administrator: the Beneficiary; the institution maintaining the individual; a custodian for the individual under the Uniform Transfers to Minors Act of any state; or the individual's spouse, child, parent, or other relative by blood or marriage. The Administrator is not required to see to the proper application of any such payment, and the payment completely discharges all claims under the Plan against the Company, the Plan and the Trust to the extent of the payment.

          (d)  Reduction of Account Balance.  Except in the case of accelerated
               ----------------------------
     distributions, the balance of the Cash or Share Account from which a distribution is made will be reduced, as of the date of the distribution, by the cash amount or number of Shares distributed, as the case may be.

     6.3. Distribution of Cash and Share Accounts to a Beneficiary Upon Death of
          ----------------------------------------------------------------------
a Participant.
-------------

          (a)  Form.  Following a Participant's death, the balances of the
               ----
     Participant's Cash and Share Accounts will be distributed to the Participant's Beneficiary in a lump sum payment whether or not payments had commenced to the Participant in the form of installments prior to his or her death. Any distribution from a Participant's Cash Account will be made in cash and any distribution from a Participant's Share Account will be made in whole Shares, rounded up to the next whole Share.

          (b)  Time.  Distribution to a Beneficiary will be made as soon as
               ----
     administratively practicable after the next Credit Date after the date on which the Administrator receives notice of the Participant's death; provided that if a distribution from the Participant's Share Account would otherwise be made after the record date for a dividend but before the payment date for such dividend, the distribution will be delayed and made as soon as administratively practicable after the earnings credits have been made to the Share Account on the payment date of the dividend.

          (c)  Amount.  The amount of the lump sum payment from a Participant's
               ------
     Cash Account will be equal to the sum of the balance of the Cash Account on the date of distribution. A lump sum distribution from a Participant's Share Account will consist of the number of Shares equal to the number of Share Units credited to the Share Account, rounded up to the next whole Share.

          (d)  Beneficiary Designation.
               -----------------------

               (i) Each Participant may designate, in form prescribed by the Administrator, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the balance of his or her Cash or Share Accounts after his or her death, and the Participant may change or revoke any such designation from time to time. No such designation, change or revocation is effective unless signed by the Participant and received by the Administrator during the Participant's lifetime.

               (ii) Any portion of a Participant's Cash and Share Accounts for which the Participant fails to designate a Beneficiary, revokes a Beneficiary designation without naming another Beneficiary or designates one or more Beneficiaries, none of whom survives the Participant or exists at the time in question, will be paid to the Participant's surviving spouse or, if the Participant is not survived by a spouse, to the representative of the Participant's estate.

     6.4. The automatic Beneficiaries specified above and, unless the designation otherwise specifies, the Beneficiaries designated by the Participant, become fixed as of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of the payment due such Beneficiary, the payment will be made to the representative of such Beneficiary's estate. Any designation of a Beneficiary by name that is accompanied by a description of the relationship or only by a statement of relationship to the Participant is effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

7.   AWARDS

     7.1. Discretionary Awards.  A Qualified Director may be granted from time
          --------------------
to time one or more Awards pursuant to Sections 8, 9 and 10 as determined by the Administrator in its sole discretion; provided, however, that no Qualified
                                      --------  -------
Director shall be eligible for any Award while serving as Administrator or as a member of the committee constituting the Administrator. Awards will be deemed to be granted as of the date specified in the grant resolution of the Administrator. The terms of the Awards are set forth in Sections 8, 9 and 10 of the Plan.

     7.2. Initial and Annual Option Grants.  Each Qualified Director initially
          --------------------------------
elected or appointed to the Board after the Effective Date of the Plan shall be granted an Option to purchase not less than Ten Thousand (10,000) and not more than Fifty Thousand (50,000) shares of Stock on which such director is initially elected or appointed to the Board. Such amount shall be determined by the Administrator. Each Qualified Director shall automatically be granted an Option to purchase Twenty-Five Thousand (25,000) shares of Stock on the last business day of each fiscal year on which such director has then continuously served on the Board for at least one year. Each Option so granted shall be evidenced by a written agreement, dated as of the date of grant. The terms and conditions of such Options shall be consistent with the Plan.

8.   TERMS OF OPTIONS GRANTED UNDER THE PLAN

     All Options granted under the Plan will be governed by the following terms and conditions:

     8.1. Non-Statutory Options.  All Options granted under the Plan will be
          ---------------------
non-statutory stock options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as may be amended from time to time (the "Code").

     8.2. Option Exercise Price.  The exercise price per Share purchasable under
          ---------------------
an Option granted under the Plan will be equal to 100% of the Market Price on the date of grant of the Option.

     8.3. Exercisability of Options.  Each Option granted under the Plan will be
          -------------------------
immediately exercisable.

     8.4. Duration of Options.  Each Option granted under the Plan will
          -------------------
terminate ten years after its Date of Grant. If the Participant ceases to serve as a director of the Company for any reason, then the Option will remain exercisable until the earlier of the expiration of five years after the date the Participant ceased to serve as a director of the Company or the remaining term of the Option.

     8.5. Manner of Option Exercise.  An Option granted under the Plan may be
          -------------------------
exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan, by delivering in person, by facsimile or electronic transmission or through the mail notice of exercise to the Company at its principal executive office, and by paying in full the total exercise price for the Shares to be purchased in accordance with Section 8.6. Such notice will specify the particular Option that is being exercised (by the date of grant and total number of Shares subject to the Option) and the number of Shares with respect to which the Option is being exercised.

     8.6. Payment of Exercise Price.  The total purchase price of the shares to
          -------------------------
be purchased upon exercise of an Option granted under the Plan will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Administrator, in its sole discretion and upon terms and conditions established by the Administrator, may allow such payments to be made, in whole or in part, (i) by tendering previously acquired Shares held by the Participant for a period of at least six (6) months which have an aggregate Market Price at the time of exercise equal to the total Exercise Price, (ii) by broker-assisted cashless exercise, (iii) by such other method as the Administrator shall deem appropriate; or (iv) by a combination of the above.

     8.7. Reload Options.  Each Participant who is a director of the Company
          --------------
will automatically be granted a Reload Option under the Plan when the Participant exercises the original underlying Option in whole or in part and satisfies some or all of the exercise price by tender or attestation of ownership of previously acquired shares. Such Reload Option will be granted effective as of the date of exercise of the underlying Option, will provide the Participant the right to purchase the number of Shares tendered or attested to in exercising the underlying Option, will have an exercise price equal to the Market Price on the date of grant, will be immediately exercisable, will remain exercisable for the remaining term of the original underlying Option and will be subject to the other terms and conditions of the original underlying Option.

     8.8. Restrictions on Transfer.
          ------------------------

          (a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by Section 8.8(b), no right or interest of any Participant in an Option granted under the Plan prior to the exercise of such Option will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

          (b) A Participant will be entitled to designate a beneficiary to receive an Option granted under the Plan upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs and legatees.

     8.9. Rights as a Stockholder.  No Participant will have any rights as a
          -----------------------
stockholder with respect to any Shares covered by an Option granted under the Plan until the Participant has exercised such Option, paid the exercise price and become the holder of record of such Shares, and, except as otherwise provided in Section 17.3, no adjustments will be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Participant becomes the holder of record of such Shares.

     8.10.  Cash Payment for Options.  If a Change in Control of the Company
            ------------------------
occurs, then the Board, without the consent of any Participant affected thereby, may determine that some or all Participants holding outstanding Options granted under the Plan will receive, with respect to some or all of the Shares subject to such Options, as of the effective date of any Change in Control of the Company, cash in an amount equal to the excess of the Market Price of such Shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

9.   STOCK APPRECIATION RIGHTS

     9.1. Grant of SARs.  Subject to the terms and conditions of the Plan, and
          -------------
SAR may be granted to a Participant at any time and from time to time as shall be determined by the Administrator. The Administrator may grant Freestanding SARs, Tandem SARs or any combination of these forms of SARs. The Administrator shall have complete discretion in determining the number of SARs granted to each Participant (subject to Section 6(b) herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

  9.2.    Base Value of SARs.  The "Base Value" of a Freestanding SAR shall
          ------------------
equal the Fair Market Value of a Share on the date of grant of the SAR. The "Base Value" of a Tandem SAR shall equal the Exercise Price of the related Option.

  9.3.    SAR Award Agreement.  Each SAR grant shall be evidenced by an SAR
          -------------------
Award Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR, the Exercise Period and such other provisions as the Administrator shall determine.

  9.4.    Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part
          -----------------------
of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. The exercise of a Tandem SAR shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall be similarly canceled).

  9.5.    Exercise of Freestanding SARs.  Freestanding SARs may be exercised
          -----------------------------
upon whatever terms and conditions the Administrator, in its sole discretion, imposes upon them.

  9.6.    Exercise of SARs and Amount of Payment.  SARs shall be exercised by
          --------------------------------------
the delivery of a written notice of exercise to the Company, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:

       (a) the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Base Value, multiplied by

       (b) the number of Shares with respect to which the SAR is exercised.

  9.7.    Payment Upon Exercise.  The payment to the Participant upon SAR
          ---------------------
exercise may be in cash or, if authorized by the Administrator, in Shares of equivalent value or in some combination thereof.

  9.8.    Termination.  Each SAR Award Agreement shall set forth the extent to
          -----------
which the Participant shall have the right to exercise the SAR following termination of the Participant's Service. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the SAR Award Agreement entered into with Participants, need not be uniform among all SARs granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination.

     9.9. Restrictions on Transfer.
          ------------------------

          (a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by Section 9.9(b), no right or interest of any Participant in an SAR granted under the Plan prior to the exercise of such SAR will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

          (b) A Participant will be entitled to designate a beneficiary to receive an SAR granted under the Plan upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any SARs may be made by, the Participant's legal representatives, heirs and legatees.

10.  RESTRICTED STOCK AWARDS

  10.1.   Grant of Restricted Stock. Subject to the terms and conditions of the
          -------------------------
Plan, Restricted Stock may be granted to a Participant at any time and from time to time, as shall be determined by the Administrator. The Administrator shall have complete discretion in determining the number of shares of Restricted Stock granted to each Participant (subject to Section 6(b) herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards. The Administrator shall determine at or before the grant of the Restricted Stock what condition or conditions must be satisfied before restrictions on the Restricted Stock will lapse, including, but not limited to, continuation of Service for a specified period or satisfaction of Performance Goals selected by the Administrator.

  10.2.   Restricted Stock Award Agreement.  Each grant of Restricted Stock
          --------------------------------
shall be evidenced by a Restricted Stock Award Agreement that shall specify the number of shares of Restricted Stock granted, the initial value (if applicable), the period or periods of restriction, the condition or conditions that must be satisfied before any applicable restrictions will lapse, and such other provisions as the Administrator shall determine.

  10.3.   Transferability.  Restricted Stock granted hereunder may not be sold,
          ---------------
transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction established by the Administrator and specified in the Award Agreement. During the applicable period of restriction, all rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or his or her legal representative.

  10.4.   Certificates.  No certificates representing Stock shall be issued
          ------------
until such time as all restrictions applicable to such Shares have been satisfied.

  10.5.   Removal of Restrictions.  Restricted Stock shall become freely
          -----------------------
transferable by the Participant after the last day of the period of restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate.

  10.6.   Voting Rights.  During the period of restriction, Participants may
          -------------
exercise full voting rights with respect to the Restricted Stock.

  10.7.   Dividends and Other Distributions.  Subject to the Administrator's
          ---------------------------------
right to determine otherwise at the time of grant, during the period of restriction, Participants shall receive all regular cash dividends paid with respect to the Shares while they are so held. All other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and shall be paid to the Participant promptly after the full vesting of the Restricted Stock with respect to which such distributions were made.

     10.8.  Termination.  Each Restricted Stock Award Agreement shall set forth
            -----------
the extent to which the Participant shall have the right to receive Restricted Stock following termination of the Participant's Service. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the Award Agreement entered into with Participants, need not be uniform among all grants of Restricted Stock or among Participants and may reflect distinctions based on the reasons for termination.

11.  EFFECTS OF ACTIONS CONSTITUTING CAUSE

     Notwithstanding anything in the Plan to the contrary, if a Participant is determined by the Board, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 18, irrespective of whether such action or the Board's determination occurs before or after such Participant ceases to serve as a director of the Company, all rights of the Participant under the Plan attributable to unexercised unvested Awards granted pursuant to Sections 8, 9, and 10 and any agreements evidencing such Awards then held by the Participant will terminate and be forfeited without notice of any kind.

12.  SOURCE OF PAYMENTS: NATURE OF INTEREST

     12.1.  Establishment of Trust.  The Company may establish a Trust with an
            ----------------------
independent corporate trustee. The Trust must be a grantor trust with respect to which the Company is treated as grantor for purposes of Code Section 677 and must provide that, upon the insolvency of the Company, Trust assets will be used to satisfy claims of the Company's general creditors. The Trust and any assets held by the Trust to assist the Company in meeting its obligations under the Plan will conform to the terms of the model trust described in Revenue Procedure 92-64 promulgated under the Code. The Company will pay all taxes of any and all kinds whatsoever payable in respect of the Trust assets or any transaction with respect to the Trust assets. The Company may from time to time transfer to the Trust cash, marketable securities or other property acceptable to the Trustee in accordance with the terms of the Trust.

     12.2.  Source of Payments.  The Trustee will make distributions to
            ------------------
Participants and Beneficiaries from the Trust in satisfaction of the Company's obligations under the Plan in accordance with the terms of the Trust. The Company is responsible for paying, from its general assets, any benefits attributable to a Participant's Account that are not paid by the Trust.

     12.3.  Status of Plan.  Nothing contained in the Plan or Trust is to be
            --------------
construed as providing for assets to be held for the benefit of any Participant or any other person or persons to whom benefits are to be paid pursuant to the terms of the Plan, the Participant's or other person's only interest under the Plan being the right to receive the benefits set forth herein. The Trust is established only for the convenience of the Company and the Participants, and no Participant has any interest in the assets of the Trust prior to distribution of such assets pursuant to the Plan. Until such time as Shares are distributed to a Participant, Beneficiary of a deceased Participant or other person, he or she has no rights as a shareholder with respect to any Share Units credited to a Share Account pursuant to the Plan. To the extent that the Participant or any other person acquires a right to receive benefits under the Plan or the Trust, such right is no greater than the right of any unsecured general creditor of the Company and the Plan constitutes a mere promise by the Company to make benefit payments in the future.

     12.4.  Non-Assignability of Benefits.  The benefits payable under the Plan
            -----------------------------
and the right to receive future benefits under the Plan may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached, garnished by creditors of any Participant or any Beneficiary or subjected to any charge or legal process.

13.  PAYMENT OF WITHHOLDING TAXES

     13.1.  General Rules.  The Company and the Trustee are entitled to (a)
            -------------
withhold and deduct from any compensation, deferral and/or benefit payment pursuant to the Plan and other amounts that may be due and owing to the Participant or Beneficiary from the Company, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and other tax requirements attributable to the Plan and an Option, including, without limitation, the grant or exercise of an Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any Shares, with respect to an Option.

     13.2.  Special Rules.  The Company or the Trustee, as the case may be, in
            -------------
its sole discretion and upon terms and conditions established by the Company or the Trustee, as the case may be, may permit or require a Participant to satisfy, in whole or in part, any withholding or other tax obligation described in
Section 13.1 by having such amounts withheld from any compensation, deferral and/or benefit payment pursuant to the Plan or remitting such amounts to the Company or the Trustee or a combination thereof.

14.  SECURITIES LAW AND OTHER RESTRICTIONS

     Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan to the contrary, neither the Company nor the Trustee is required to issue or distribute any Shares under the Plan, and a Participant or distributee may not sell, assign, transfer or otherwise dispose of Shares issued or distributed pursuant to the Plan, unless (a) there is in effect with respect to such Shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Company, in its sole discretion, deems necessary or advisable. The Company or the Trustee may condition such issuance, distribution, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing Shares, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

15.  AMENDMENT AND TERMINATION

     15.1.  Amendment.
            ---------

          (a) The Company reserves the right to amend the Plan at any time to any extent that it may deem advisable. To be effective, an amendment must be stated in a written instrument approved in advance or ratified by the Board.

          (b) An amendment adopted in accordance with Section 15.1(a) is binding on all interested parties as of the effective date stated in the amendment; provided, however, that no amendment will have any retroactive effect so as to deprive any Participant, or the Beneficiary of a deceased Participant, of any benefit to which he or she is entitled under the terms of the Plan in effect immediately prior to the effective date of the amendment, determined as if such Participant had terminated service as a director immediately prior to the effective date of the amendment.

          (c) Without limiting Section 15.1(a), the Company reserves the right to amend the Plan to change the method of determining the earnings credited to Participants' Accounts pursuant to Section 5 and to apply such new method not only with respect to the portion of the Accounts attributable to credits made after the date on which such amendment is adopted but also with respect to the portion of the Accounts attributable to credits made prior to the date on which such amendment is adopted and regardless of whether such new method would result in materially lower earnings credits than the old method.

          (d) The provisions of the Plan in effect at the termination of a Participant's service as a director will, except as otherwise expressly provided by a subsequent amendment, continue to apply to such Participant.

     15.2.  Termination.  The Company reserves the right to terminate the Plan
            -----------
at any time. The Plan will terminate as of the date specified by the Company in a written instrument by its authorized officers, adopted in the manner of an amendment. Upon the termination of the Plan, any benefits to which Participants have become entitled prior to the effective date of the termination will continue to be paid in accordance with the provisions of Section 7. No termination, suspension or amendment of the Plan may adversely affect any outstanding Option without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Company to take whatever action it deems appropriate under Section 16 of the Plan. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

16.  ADMINISTRATION

     16.1.  Administrator.  The general administration of the Plan and the duty
            -------------
to carry out its provisions will be vested in the Compensation Administrator of the Board or such other Board committee as may be subsequently designated as Administrator by the Board. Such committee may delegate such duty or any portion thereof to a named person and may from time to time revoke such authority and delegate it to another person.

     16.2.  Plan Rules and Regulations.  The Administrator has the discretionary
            --------------------------
power and authority to make such plan rules as the Administrator determines to be consistent with the terms, and advisable in connection with the administration, of the Plan and to modify or rescind any such plan rules.

     16.3.  Administrator's Discretion.  The Administrator has the sole
            --------------------------
discretionary power and authority to make all determinations necessary for administration of the Plan, except those determinations that the Plan requires others to make, and to construe, interpret, apply and enforce the provisions of the Plan and plan rules whenever necessary to carry out its intent and purpose and to facilitate its administration, including, without limitation, the discretionary power and authority to remedy ambiguities, inconsistencies, omissions and erroneous benefit calculations. In the exercise of its discretionary power and authority, the Administrator will treat all similarly situated persons uniformly.

     16.4.  Specialist's Assistance.  The Administrator may retain such
            -----------------------
actuarial, accounting, legal, clerical and other services as may reasonably be required in the administration of the Plan, and may pay reasonable compensation for such services. All costs of administering the Plan will be paid by the Company.

     16.5.  Indemnification.  The Company agrees to indemnify and hold harmless,
            ---------------
to the extent permitted by law, each director, officer and employee of the Company against any and all liabilities, losses, costs and expenses (including legal fees) of every kind and nature that may be imposed on, incurred by, or asserted against such person at any time by reason of such person's services in connection with the Plan, but only if such person did not act dishonestly or in bad faith or in willful violation of the law or regulations under which such liability, loss, cost or expense arises. The Company has the right, but not the obligation, to select counsel and control the defense and settlement of any action for which a person may be entitled to indemnification under this provision.

17.  SHARES AVAILABLE FOR ISSUANCE

     17.1.  Maximum Number of Shares Available.  Subject to adjustment as
            ----------------------------------
provided in Section 18.2, the maximum aggregate number of Shares that will be available for issuance or distribution under the Plan or with respect to which SARs may be awarded under the Plan will be [500,000]. The Shares available for issuance or distribution under the Plan may, at the election of the Administrator, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance or distribution of Shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

     17.2.  Accounting.  Shares that are issued or distributed under the Plan or
            ----------
that are subject to outstanding Options granted under the Plan or Share Units will be applied to reduce the maximum number of Shares remaining available for issuance or distribution under the Plan. Any Shares that are subject to an Option granted under the Plan that lapses, expires, is forfeited or for any reason is terminated unexercised and any Shares that are subject to Share Units in a Share Account that are forfeited will automatically again become available for issuance or distribution under the Plan.

     17.3.  Adjustment to Shares, Share Units and Options.  In the event of any
            ---------------------------------------------
reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the Company's corporate structure or the Shares, the Administrator (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or distribution under the Plan and as to the number and kind of Share Units credited to Share Accounts and the number and kind of securities as to which Options are to be granted and, in order to prevent dilution or enlargement of the rights of Participants holding Options, the number, kind and exercise price of securities subject to outstanding Options.

18.  DEFINITIONS

     The definitions set forth in this Section 18 apply unless the context otherwise indicates.

     18.1.  Account.  "Account" means the bookkeeping account or accounts
            -------
maintained with respect to a Participant pursuant to Section 3.

     18.2.  Annual Meeting Date.  "Annual Meeting Date" means the date on which
            -------------------
the annual meeting of the Company's stockholders is held.

     18.3.  Award.  "Award" means, individually or collectively, a grant under
            -----
the Plan of NQSOs, SARs, or Restricted Stock.

     18.4.  Award Agreement.  "Award Agreement" means an agreement setting forth
            ---------------
the terms and provisions applicable to an Award granted to a Qualified Director under the Plan.

     18.5.  Beneficiary.  "Beneficiary" with respect to a Participant is the
            -----------
person designated or otherwise determined under the provisions of Section 7.4 as the distributee of benefits payable after the Participant's death. A person designated or otherwise determined to be a Beneficiary under the terms of the Plan has no interest in or right under the Plan until the Participant in question has died. A person will cease to be a Beneficiary on the day on which all benefits to which he, she or it is entitled under the Plan have been distributed.

     18.6.  Board.  "Board" means the board of directors of the Company.
            -----

     18.7.  Cash Account.  "Cash Account" means an Account to which deferred
            ------------
amounts are credited pursuant to Sections 3 and 4 and earnings thereon are credited pursuant to Section 5.

     18.8.  Cause.  "Cause" means: (i) the commission or conviction of a felony,
            -----
misappropriation of confidential information or trade secrets, dishonesty, theft, embezzlement, breach of duty of loyalty or fiduciary duty or other acts of material misconduct, or (ii) breach of any noncompetition, nonsolicitation, nondisclosure of confidential information or other similar restrictive covenants to which the Qualified Director is subject.

     18.9.  Change in Control.  "Change in Control" will be deemed to have
            -----------------
occurred if the event set forth in any one of the following paragraphs occurs:

          (a) any person (as such term is defined below ("Person")) is or becomes the beneficial owner, directly or indirectly, of more than fifty
     (50) percent of the combined voting power of the Company's then outstanding stock; or

          (b) a majority of the members of the Board are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

          (c) consummation of (A) any consolidation, merger, share exchange or reorganization of the Company, other than a consolidation, merger, share exchange or reorganization of the Company in which holders of its voting securities immediately prior to the consolidation, merger, share exchange or reorganization have substantially the same proportionate ownership of voting securities of the surviving corporation immediately after the consolidation, merger, share exchange or reorganization as immediately before, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or

          (d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     For purposes of the definition of Change in Control, "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as supplemented by Section 13(d)(3) of the Exchange Act; provided, however, that Person shall not include (x) the Company or any Subsidiary thereof or any other Person controlled by the Company, (y) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or a Subsidiary thereof, or (z) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of securities of the Company.

     18.10.  Code.  "Code" means the Internal Revenue Code of 1986, as amended.
             ----
Any reference to a specific provision of the Code includes a reference to that provision as it may be amended from time to time and to any successor provision.

     18.11.  Company.  "Company" means Aqua Care Systems, Inc.
             -------

     18.12.  Credit Date.  "Credit Date" means the date on which deferrals and
             -----------
earnings are credited to a Cash or Share Account pursuant to Sections 4 and 5, normally on the last day of a calendar month.

     18.13.  Director Compensation.  "Director Compensation" means all cash
             ---------------------
amounts payable by the Company to a Qualified Director for his or her services to the Company as a Qualified Director, (a) including, without limitation, the Retainer and fees specifically paid for attending regular or special meetings of the Board and Board committees or for acting as the chair of a committee, but
(b) excluding expense allowances or reimbursements and insurance premiums.

     18.14.  Disability.  "Disability" means the total disability of a Qualified
             ----------
Director. Such total disability will be deemed to have occurred if the Company finds on the basis of medical evidence satisfactory to it that the Qualified Director is prevented from engaging in any suitable gainful employment or occupation and that such disability will be permanent and continuous during the remainder of his or her life.

     18.15.  ERISA.  "ERISA" means the Employee Retirement Income Security Act
             -----
of 1974, as amended, and the rules and regulations promulgated thereunder.

     18.16.  Effective Time.  "Effective Time" means the Annual Meeting Date in
             --------------
2001.

     18.17.  Election Period. "Election Period" means a period of one year,
             ---------------
which begins on January 1 of each year and ends on December 31 of such year; provided, the first Election Period will commence on the Annual Meeting Date in 2001.

     18.18.  Exchange Act. "Exchange Act" means the Securities Exchange Act of
             ------------
1934, as amended. Any reference to a specific provision of the Securities Exchange Act includes a reference to that provision as it may be amended from time to time and to any successor provision.

     18.19.  Exercise Period.  "Exercise Period" means the period during which
             ---------------
an SAR or Option is exercisable, as set forth in the related Award Agreement.

     18.20.  Freestanding SAR.  "Freestanding SAR" means an SAR that is not a
             ----------------
Tandem SAR.

     18.21.  Market Price. "Market Price" means on, or with respect to, any
             ------------
given date:

          (a) If the Shares are listed on a national stock exchange, the closing market price of such Shares as reported on the composite tape for issues listed on such exchange on such date or, if no trade shall have been reported for such date, on the next preceding date on which there were trades reported; provided, however, that if no such quotation shall have been made within the ten business days preceding such date, Market Price shall be determined under (c) below.

          (b) If the Shares are not listed on a national stock exchange but are traded on the over-the-counter market, the mean between the closing dealer bid and asked price of such Shares as reported by the National Association of Securities Dealers through their Automated Quotation System for such date, or if no quotations shall have been made on such date, on the next preceding date on which there were quotations; provided, that, if no such quotations shall have been made within the ten business days preceding such date, Market Price shall be determined under (c) below.

          (c) If (a) and (b) do not apply, the Market Price of a Share as determined by the Board in good faith consistent with the valuation of the Company as provided by a third party appraiser for other corporate purposes. The Board may rely upon the most recent valuation and there shall be no requirement to cause a more recent valuation to be made.

     18.22.  "Nonqualified Stock Option" means any option granted under the Plan
              -------------------------
which is not considered an Incentive Stock Option under Section 422 of the Code.

     18.23.  Option.  "Option" means the right to purchase from the Company a
             ------
stated number of Shares at a specified price.

     18.24.  Participant.  "Participant" is a current or former Qualified
             -----------
Director who has been granted an Award under the Plan or whose Account amounts have been credited pursuant to Sections 4 and 5 and who has not ceased to be a Participant pursuant to Section 2.

     18.25.  Plan.  "Plan" means the Aqua Care Systems, Inc. 2001 Non-Employee
             ----
Director Incentive and Deferred Compensation Plan, as from time to time amended or restated.

     18.26.  Qualified Director.  "Qualified Director" means an individual who
             ------------------
is a member of the Board who is not an employee of the Company and who is not an "insider", i.e., does not own stock of the Company in an amount in the aggregate which is greater than or equal to 10% of the total combined voting power or value of shares of all classes of stock of the Company.

     18.27.  Reload Option.  "Reload Option" means an option to purchase Shares
             -------------
granted to Qualified Directors pursuant to Section 8.7.

     18.28.  Restricted Stock.  "Restricted Stock" means stock awarded, subject
             ----------------
to certain restrictions, to a Qualified Director pursuant to this Plan.

     18.29.  Share Account.  "Share Account" means an Account to which credits
             -------------
are made pursuant to Section 4.1.

     18.30.  Share Units.  "Share Units" means a unit credited to a
             -----------
Participant's Share Account, each of which represents the economic equivalent of one Share. A Participant will not have any rights as a stockholder with respect to Share Units until the Participant is distributed Shares.

     18.31.  Share.  "Share" means one share of $0.001 par value common stock of
             -----
the Company.

     18.32.  Stock Appreciation Right.  "Stock Appreciation Right" or "SAR"
             ------------------------
means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the date the right is exercised, pursuant to the terms of this Plan. Each SAR shall be denominated in terms of one Share.

     18.33.  Tandem SAR.  "Tandem SAR"  means an SAR that is granted in
             ----------
connection with a related Option.

     18.34.  Trust.  "Trust" means any trust or trusts established by the
             -----
Company pursuant to Section 14.1 of the Plan.

     18.35.  Trustee.  "Trustee" means the independent corporate trustee or
             -------
trustees that at the relevant time has or have been appointed to act as Trustee of the Trust.

     18.36.  Unforeseeable Emergency.  "Unforeseeable Emergency" means an
             -----------------------
unanticipated emergency that is caused by an event beyond the Participant's control resulting in a severe financial hardship that cannot be satisfied through other means. The existence of an unforeseeable emergency will be determined by the Company.

19.  MISCELLANEOUS

     19.1.   Other Benefits.  Neither amounts deferred nor amounts paid pursuant
             --------------
to the Plan constitute salary or compensation for the purpose of computing benefits under any other benefit plan, practice, policy or procedure of the Company unless otherwise expressly provided thereunder.

     19.2.   No Warranties Regarding Treatment.  The Company makes no warranties
             ---------------------------------
regarding the tax treatment to any person of any deferrals or payments made pursuant to the Plan, and each Participant will hold the Administrator and the Company and their officers, directors, employees, agents and advisors harmless from any liability resulting from any tax position taken in good faith in connection with the Plan.

     19.3.   No Rights to Continued Service Created.  Neither the establishment
             --------------------------------------
of or participation in the Plan gives any individual the right to continued service on the Board or limits the right of the Company or its stockholders to terminate or modify the terms and conditions of service of such individual on the Board or otherwise deal with any individual without regard to the effect that such action might have on him or her with respect to the Plan.

     19.4.   Successors.  Except as otherwise expressly provided in the Plan,
             ----------
all obligations of the Company under the Plan are binding on any successor to the Company whether the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise of all of the business and/or assets of the Company.

     19.5.   Cross Reference.  References in the Plan to a particular section
             ---------------
refer to that section within the Plan, references within a section of the Plan to a particular subsection refer to that subsection within the same section, and references within a section or subsection to a particular clause refer to that clause within the same section or subsection, as the case may be.

     19.6.   Number and Gender.  Wherever appropriate, the singular may be read
             -----------------
as the plural, the plural may be read as the singular, and one gender may be read as the other gender.

     19.7.   Governing Law.  All questions pertaining to the construction,
             -------------
validity, effect and enforcement of the Plan will be determined in accordance with the internal, substantive laws of the State of California without regard to the conflict of laws rules of the State of California or any other jurisdiction.

     19.8.   Headings.  The headings of sections are included solely for
             --------
convenience of reference; if there exists any conflict between such headings and the text of the Plan, the text will control.

                                                                       Exhibit C

                            AQUA CARE SYSTEMS, INC.

                          2001 OMNIBUS INCENTIVE PLAN

                            AQUA CARE SYSTEMS, INC.

                          2001 OMNIBUS INCENTIVE PLAN

1.   PURPOSE

     The purpose of the Aqua Care Systems, Inc. 2001 Omnibus Incentive Plan is to assist Aqua Care Systems, Inc. and its subsidiaries (collectively, the "Company") in attracting, retaining and providing incentives to officers, key employees and consultants whose performance, contributions and skills add to the value of the Company, and to align the interests of such officers, key employees and consultants with those of the Company's shareholders.

2.   DEFINITIONS

     For purposes of the Plan, the following terms shall have the definition that is attributed to them, unless the context clearly indicates to the contrary:

     a. "Award" means, individually or collectively, a grant under the Plan of NQSOs, ISOs, SARs, or Restricted Stock.

     b. "Award Agreement" means an agreement setting forth the terms and provisions applicable to an Award granted to an Eligible Person under the Plan.

     c. "Base Value" (of an SAR) shall have the meaning set forth in Section 8(b) herein.

     d.   "Board" means the Company's Board of Directors.

     e. "Cause" shall have the same meaning as is attributed to that term in an Optionee's employment agreement, or, if an Optionee is not party to an employment agreement, as determined in the sole discretion of the Committee, an Optionee's (i) commission or conviction of a felony, misappropriation of confidential information or trade secrets, dishonesty, theft, embezzlement, breach of duty of loyalty or fiduciary duty or other acts of material misconduct, or (ii) breach of any noncompetition, nonsolicitation, nondisclosure of confidential information or other similar restrictive covenants to which the Optionee is subject.

     f. "Change in Control" means the occurrence of any of the following events:

          i. any Person (as defined below) is or becomes the beneficial owner, directly or indirectly, of more than fifty (50) percent of the combined voting power of the Company's then outstanding stock; or

          ii. a majority of the members of the Board are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

          iii. consummation of (A) any consolidation, merger, share exchange or reorganization of the Company, other than a consolidation, merger, share exchange or reorganization of the Company in which holders of its voting securities immediately prior to the consolidation, merger, share exchange or reorganization have substantially the same proportionate ownership of voting securities of the surviving corporation immediately after the consolidation, merger, share exchange or reorganization as immediately before, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or

          iv. approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

          For purposes of the definition of Change in Control, "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as supplemented by Section 13(d)(3) of the Exchange Act; provided, however, that Person shall not include (w) the Company or a Subsidiary thereof or any other Person controlled by the Company, (x) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or a Subsidiary thereof, (y) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of securities of the Company and (z) AV, Inc., a Delaware corporation ("AV"), and the shareholders of AV as of the effective date of the Plan.

     g.   "Code" means the Internal Revenue Code of 1986, as amended.

     h. "Committee" means the committee, as specified in Section 3, appointed by the Board to administer the Plan.

     i. "Company" means Aqua Care Systems, Inc. and its Subsidiaries, and any successor thereto.

     j. "Disability" means with respect to an Optionee's ISOs, a permanent and total disability (within the meaning of Section 22(e)(3) of the Code), and, with respect to an Optionee's NQSOs, a long-term or permanent and total disability under the Company's long-term disability plan then in effect.

     k. "Eligible Person" means an officer, key employee or consultant who is eligible to participate in the Plan, as set forth in Section 5 herein.

     l.   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     m. "Exercise Period" means the period during which an SAR or Option is exercisable, as set forth in the related Award Agreement.

     n. "Exercise Price" means the price at which a Share may be purchased under an Option.

     o.   "Fair Market Value" means on, or with respect to, any given date:

          i. If the Shares are listed on a national stock exchange, the closing market price of such Shares as reported on the composite tape for issues listed on such exchange on such date or, if no trade shall have been reported for such date, on the next preceding date on which there were trades reported; provided, however, that if no such quotation shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iii) below.

          ii. If the Shares are not listed on a national stock exchange but are traded on the over-the-counter market, the mean between the closing dealer bid and asked price of such Shares as reported by the National Association of Securities Dealers through their Automated Quotation System for such date, or if no quotations shall have been made on such date, on the next preceding date on which there were quotations; provided, that, if no such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under
               (iii) below.

          iii. If (i) and (ii) do not apply, the Fair Market Value of a Share as determined by the Committee in good faith consistent with the valuation of the Company as provided by a third party appraiser for other corporate purposes. The Committee may rely upon the most recent valuation and there shall be no requirement to cause a more recent valuation to be made.

     p.   "Freestanding SAR" means an SAR that is not a Tandem SAR.

     q. "Incentive Stock Option" or "ISO" shall have the same meaning as given to the term by Section 422 of the Code and any regulations or rulings promulgated thereunder.

     r. "Nonqualified Stock Option" or "NQSO" means any option granted under the Plan which is not considered an Incentive Stock Option.

     s. "Option" means the right to purchase from the Company a stated number of Shares at a specified price.

     t. "Optionee" means an Eligible Person who has been awarded an Option under the Plan.

     u. "Participant" means an Eligible Person who has outstanding an Award granted under the Plan.

     v. "Performance Goals" means the performance goals established by the Committee, which shall be based on one or more of the following measures: sales or revenues, earnings per share, market share, shareholder return and/or value, funds from operations, operating income, gross income, net income, cash flow, return on equity, return on capital, earnings before or after interest, depreciation or amortization, operating ratios, stock price, customer satisfaction, accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, profit returns and margins, financial return ratios and/or market performance. Performance Goals may be measured solely on a corporate, Subsidiary or business unit basis, or a combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

     w. "Plan" means Aqua Care Systems, Inc. 2001 Omnibus Incentive Plan, as evidenced herein and as amended from time to time.

     x. "Restricted Stock" means stock awarded, subject to certain restrictions, to an Eligible Person pursuant to Section 9 herein.

     y. "Service" means (i) with respect to an officer or employee, employment with the Company or a Subsidiary thereof, (ii) with respect to a director, service on the Board or on the board of directors of a Subsidiary thereof, and (iii) with respect to a consultant, service as a consultant for the Company or a Subsidiary thereof.

     z. "Share" means one share of $0.001 par value common stock of the Company.

     aa. "Stock Appreciation Right" or "SAR" means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the date the right is exercised, pursuant to the terms of
          Section 8 herein.  Each SAR shall be denominated in terms of one
          Share.

     bb. "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     cc. "Tandem SAR" means an SAR that is granted in connection with a related Option.

3.   ADMINISTRATION

     a.   The Committee.  The Plan shall be administered by the Committee, which
          -------------
          shall be appointed by the Board. At any time that the Company's Shares are listed on a national securities exchange or quoted on NASDAQ, the Committee shall consist solely of two (2) or more directors who are each (i) "outside directors" within the meaning of
          Section 162(m) of the Code ("Outside Directors"), and (ii) "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act ("Non-Employee Directors"). If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

     b.   Authority of Committee.  The Committee shall have full and final
          ----------------------
          authority to do the following:

          i. conclusively interpret the provisions of the Plan and to decide all questions of fact arising in its application;

          ii. determine the Eligible Persons to whom Awards shall be made under the Plan;

          iii. determine the type of Award to be made to Eligible Persons and the amount, size, terms, and conditions of each Award;

          iv.  determine the time when Awards will be granted; and

          v. make all other determinations necessary or advisable in connection with the administration of the Plan.

          As permitted by law, the Committee may delegate its authorities as identified hereunder.

     c.   Actions by the Committee.  In the absence of specific rules to the
          ------------------------
          contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.

     d.   Decisions Binding.  All decisions and determinations made by the
          -----------------
          Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, Eligible Persons, Participants and their estates and beneficiaries.

4.   SHARES SUBJECT TO THE PLAN

     a.   Number of Shares.  The number of Shares subject to Awards under the
          ----------------
          Plan shall not exceed in the aggregate [1,500,000] Shares, subject to adjustment pursuant to Section 16.

     b.   Type of Shares.  Shares may be authorized and unissued Shares,
          --------------
          treasury Shares or Shares purchased on the open market.

     c.   Cancellation, Forfeiture, or Termination of Shares.  Except as
          --------------------------------------------------
          otherwise provided herein, any Shares subject to an Award which for any reason expires or otherwise is canceled, forfeited, or terminated, as the case may be, as to such Shares, shall again be available under the Plan.


5.   PARTICIPANTS

     Persons eligible to participate in the Plan ("Eligible Persons") include all officers, key employees and consultants of the Company and any Subsidiary thereof who are selected by the Committee to be eligible to participate in the Plan. The Committee may, in its sole discretion, from time to time, select from all Eligible Persons those to whom Awards shall be granted.

6.   AWARDS UNDER THE PLAN

     a.   Form of Awards.  Awards under the Plan may be in the form of Options
          --------------
          (NQSOs or ISOs), SARs, and/or Restricted Stock or any combination of the above.

     b.   Maximum Number of Shares.  The maximum number of Shares subject to
          ------------------------
          Awards that may be awarded to any one person during a calendar year shall be 100,000 Shares, subject to adjusted pursuant to Section 16.

7.   STOCK OPTIONS

     a.   Grant of Options.  Subject to the terms and conditions of the Plan,
          ----------------
          Options may be granted to an Eligible Person at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Eligible Person (subject to Section 6(b) herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options. The Committee may grant ISOs, NQSOs or a combination thereof; provided, however that only officers and other employees of the Company may be granted ISOs.

     b.   Option Award Agreement.  Each Option grant shall be evidenced by an
          ----------------------
          Option Award Agreement that shall specify the Exercise Price, the term of the Option, the number of Shares to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine. The Option Award Agreement shall also specify whether the Option is intended to be an ISO or an NQSO.

     c.   Exercise Price.  Subject to adjustment pursuant to Section 16 herein,
          --------------
          the Exercise Price of an Option shall in no event be less than 100% of the Fair Market Value of a Share on the date of grant of the Option, except that the price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing (including any stock of the Company such person may be deemed to possess under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary thereof (a "10% Stockholder").

     d.   Option Vesting Schedules.  Options shall become vested and exercisable
          ------------------------
          at such times and shall be subject to such restrictions and conditions as the Committee shall in each instance determine. Once vested, a Participant may exercise an Option at any time during the Exercise Period.

     e.   Exercise of Options.  Unless provided otherwise in the Optionee's
          -------------------
          Option Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provision for full payment for the Shares. Unless provided otherwise in the Optionee's Option Award Agreement, the Exercise Price shall be payable: (i) in cash or its equivalent, (ii) by tendering previously acquired Shares held by the Participant for a period of at least six (6) months which have an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, (iii) by broker-assisted cashless exercise, (iv) by such other method as the Committee shall deem appropriate; or (v) by a combination of the above.

     f.   Expiration of Option Exercise Period; Termination of Service.  In no
          ------------------------------------------------------------
          event shall an Option be exercisable after the tenth anniversary of the date of grant of the Option or, in the case of any ISO granted to a 10%

          Stockholder, after the fifth anniversary of the date of grant of the ISO. An Optionee's right to exercise his or her Option(s) may expire prior to such tenth anniversary if such Optionee's Service is terminated. Each Option Award Agreement shall set forth the extent to which the Optionee shall have the right to exercise his or her Option(s) following termination of Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. Notwithstanding the foregoing, each Option shall, at a minimum, provide that the Optionee (or, as applicable, the Optionee's estate or personal representative) shall have the right to exercise the vested portion of his or her Option(s) held at termination for (i) 30 days following a termination for other than Cause, death or Disability, and
          (ii) 6 months following a termination due to the Optionee's death or Disability.

     g.   Transferability of Options.  Except as otherwise determined by the
          --------------------------
          Committee, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant, and no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

     h.   Other Provisions.  Options and Option Award Agreements granted under
          ----------------
          the Plan may contain any other provisions or restrictions as the Committee in its sole and absolute discretion shall deem advisable.


8.   STOCK APPRECIATION RIGHTS

     a.   Grant of SARs.  Subject to the terms and conditions of the Plan, an
          -------------
          SAR may be granted to an Eligible Person at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SARs. The Committee shall have complete discretion in determining the number of SARs granted to each Eligible Person (subject to Section 6(b) herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     b.   Base Value of SARs.  The "Base Value" of a Freestanding SAR shall
          ------------------
          equal the Fair Market Value of a Share on the date of grant of the SAR. The "Base Value" of a Tandem SAR shall equal the Exercise Price of the related Option.

     c.   SAR Award Agreement.  Each SAR grant shall be evidenced by an SAR
          -------------------
          Award Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR, the Exercise Period and such other provisions as the Committee shall determine.

     d.   Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part
          -----------------------
          of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. The exercise of a Tandem SAR shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall be similarly canceled).

     e.   Tandem SARs granted with ISOs.  Notwithstanding any other provision of
          -----------------------------
          the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO, the SAR Award Agreement must, by its terms, meet the following requirements: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; (iii) the Tandem SAR is transferable only when the related ISO is transferable, and under the same conditions; (iv) the Tandem SAR may be exercised only when the related ISO is eligible to be exercised; and (v) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

     f.   Exercise of Freestanding SARs.  Freestanding SARs may be exercised
          -----------------------------
          upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     g.   Exercise of SARs and Amount of Payment.  SARs shall be exercised by
          --------------------------------------
          the delivery of a written notice of exercise to the Company, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:

          i. the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Base Value, multiplied by

          ii.  the number of Shares with respect to which the SAR is exercised.

     h.   Payment Upon Exercise.  The payment to the Participant upon SAR
          ---------------------
          exercise may be in cash or, if authorized by the Committee, in Shares of equivalent value or in some combination thereof.

     i.   Termination.  Each SAR Award Agreement shall set forth the extent to
          -----------
          which the Participant shall have the right to exercise the SAR following termination of the Participant's Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Award Agreement entered into with Participants, need not be uniform among all SARs granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination.

     j.   Transferability of SARs.  Except as otherwise determined by the
          -----------------------
          Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative, and no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

9.   RESTRICTED STOCK AWARDS

     a.   Grant of Restricted Stock. Subject to the terms and conditions of the
          -------------------------
          Plan, Restricted Stock may be granted to an Eligible Person at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of shares of Restricted Stock granted to each Eligible Person (subject to Section 6(b) herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards. The Committee shall determine at or before the grant of the Restricted Stock what condition or conditions must be satisfied before restrictions on the Restricted Stock will lapse, including, but not limited to, continuation of Service for a specified period or satisfaction of Performance Goals selected by the Committee.

     b.   Restricted Stock Award Agreement.  Each grant of Restricted Stock
          --------------------------------
          shall be evidenced by a Restricted Stock Award Agreement that shall specify the number of shares of Restricted Stock granted, the initial value (if applicable), the period or periods of restriction, the condition or conditions that must be satisfied before any applicable restrictions will lapse, and such other provisions as the Committee shall determine.

     c.   Transferability.  Restricted Stock granted hereunder may not be sold,
          ---------------
          transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction established by the Committee and specified in the Award Agreement. During the applicable period of restriction, all rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or his or her legal representative.

     d.   Share Certificates.  No certificates representing Stock shall be
          ------------------
          issued until such time as all restrictions applicable to such Shares have been satisfied.

     e.   Certification of Satisfaction of Conditions.  As soon as practicable
          -------------------------------------------
          after the satisfaction of each condition to which the Restricted Stock is subject, the Committee shall certify to that effect in writing and deliver a copy of such certification to the Participant.

     f.   Removal of Restrictions.  Restricted Stock shall become freely
          -----------------------
          transferable by the Participant upon receipt of the Committee's written certification of the satisfaction of each condition to which the Restricted Stock is subject. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate.

     g.   Voting Rights.  During the period of restriction, Participants may
          -------------
          exercise full voting rights with respect to the Restricted Stock.

     h.   Dividends and Other Distributions.  Subject to the Committee's right
          ---------------------------------
          to determine otherwise at the time of grant, during the period of restriction, Participants shall receive all regular cash dividends paid with respect to the Shares while they are so held. All other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and shall be paid to the Participant promptly after the full vesting of the Restricted Stock with respect to which such distributions were made.

     i.   Termination.  Each Restricted Stock Award Agreement shall set forth
          -----------
          the extent to which the Participant shall have the right to receive Restricted Stock following termination of the Participant's Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all grants of Restricted Stock or among Participants and may reflect distinctions based on the reasons for termination.

10.  GENERAL RESTRICTIONS

     The Plan and each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, (b) the consent or approval of any government regulatory body, or (c) an agreement by the recipient of an Award with respect to the disposition of

Shares, is necessary or desirable as a condition of, or in connection with the Plan or the granting of such Award or the issue or purchase of Shares thereunder, the Plan will not be effective and/or the Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.  RIGHTS OF PARTICIPANTS

     a.   Termination. Nothing in the Plan shall interfere with or limit in any
          -----------
          way the right of the Company or any Subsidiary to terminate any Participant's employment or other relationship with the Company or any Subsidiary at any time, for any reason or no reason in the Company's or the Subsidiary's sole discretion, nor confer upon any Participant any right to continue in the employ of, or otherwise in any relationship with, the Company or any Subsidiary.

     b.   Participation.  The receipt by an Eligible Person of an Award shall
          -------------
          not be deemed to create a right or entitlement of such Eligible Person to receive a future Award.

     c.   Limitation of Implied Rights.  Neither a Participant nor any other
          ----------------------------
          individual or entity shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets or other property which the Company or any Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any individual or entity.

     d.   Rights as a Shareholder.  Except as otherwise provided in the Plan, no
          -----------------------
          Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     e.   Financial Reports.  Each year the Company shall furnish to each Option
          -----------------
          holder, Option transferee and all individuals or entities that hold securities received under the Plan, its balance sheet and income statements, unless such recipient is a key employee whose duties with the Company assure him or her access to equivalent information. Such balance sheet and income statement need not be audited.


12.  CHANGE IN CONTROL

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

     The Committee may designate in an Award Agreement what, if anything, shall happen to the Award in the event of a Change in Control. Such determination shall be made in the sole discretion of the Committee, and need not be made uniformly among Awards or Award recipients.

13.  TAX WITHHOLDING

     a.   Generally.  The Company shall have the power and the right to deduct
          ---------
          or withhold, or require a Participant to remit to the Company, an amount (including any Shares withheld as provided below) sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to an Award made under the Plan.

     b.   Share Withholding.
          -----------------

          i. A Participant may elect to have Shares withheld by the Company in order to satisfy federal and state withholding tax liability (a "share withholding election"), provided,
                    (i) the Committee shall not have revoked its advance approval of the Participant's share withholding election; and (ii) the share withholding election is made on or prior to the date on which the amount of withholding tax liability is determined (the "Tax Date"). If a Participant elects within thirty (30) days of the date of exercise to be subject to withholding tax on the exercise date pursuant to the provisions of Section 83(b) of the Code, then the share withholding election may be made during such thirty (30) day period. Notwithstanding the foregoing, a Participant whose transactions in Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934 may make a share withholding election only if the following additional conditions are met: (i) the share withholding election is made no sooner than six (6) months after the Date of Grant, except, however, such six (6) month condition shall not apply if the Participant's death or disability (as shall be determined by the Committee) occurs within such six (6) month period; and (ii) the share withholding election is made (x) at least six (6) months prior to the Tax Date, (y) during the period beginning on the third business day following the date of release of the Company's quarterly or annual financial results and ending on the twelfth business day following such date.

          ii. A share withholding election shall be deemed made when written notice of such election, signed by the Participant, has been hand delivered or transmitted by registered or certified mail to the Secretary of the Company at its then principal office. Delivery of said notice shall constitute an irrevocable election to have Shares withheld.

          iii. Upon exercise of an Award by a Participant, the Company shall transfer the total number of Shares subject to the Award to the Participant on the date of exercise, provided, however, that pursuant to subpara-graph (iv) below, the Participant will be unconditionally obligated to tender shares back to the Company.

          iv. If a Participant has made a share withholding election pursuant to this Section 13.b; and (A) within thirty (30) days of the date of exercise of the Award, the Participant elects pursuant to the provisions of Section 83 (b) of the Code to be subject to withholding tax on the date of exercise of his Award, then such Participant will be unconditionally obligated to immediately tender back to the Company the number of Shares having an aggregate fair market value (as determined in good faith by the Committee) equal to the amount of tax required to be withheld plus cash for any fractional amount, together with written notice to the Company informing the Company of the Participant's election pursuant to Section 83(b) of the Code; or (B) if the Participant has not made an election pursuant to the provisions of Section 83 (b) of the Code, then on the Tax Date, such Participant will be unconditionally obligated to tender back to the Company the number of Shares having an aggregate fair market value (as determined in good faith by the Committee) equal to the amount of tax required to be withheld plus cash for any fractional amount.

14.  SUCCESSORS

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, sale or disposition of all or substantially all of the business and/or assets of the Company or otherwise.

15.  NON-UNIFORM DETERMINATIONS

     The Committee's determination under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and conditions of such Awards and the Award Agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

16.  ADJUSTMENTS

     In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, spin-off, stock split, reverse stock split, share combination, share exchange or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the outstanding Awards, the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. No such adjustment shall be made that (i) with respect to an ISO under the Plan would violate Code Section 422, or successor provision or (ii) would constitute a cancellation and reissuance of an Award for purposes of Code Section 162(m) to the extent such reissuance would result in the grant of Awards in excess of the maximum number of Awards permitted to be granted to any participant under the Plan. In the event that an adjustment of an outstanding Award would result in the granting of a fractional Share or the option to purchase a fractional share, the total number of Shares subject to the Award shall be rounded down to the nearest whole number.

17.  AMENDMENT

     a.   Alteration, Amendment, Suspension, or Termination.  The Board may, at
          -------------------------------------------------
          any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part. With the exception of amendments that increase the maximum number of Shares subject to Awards issued under the Plan or the maximum number of Shares subject to Awards that may be granted to any person during a calendar year (other than increases made pursuant to Section 16 hereof) or that change the class of individuals eligible to receive awards under the Plan, and except as may otherwise be required by applicable law, alterations, amendments, suspensions and terminations may be made by the Board without the consent of the Company's shareholders.

     b.   Awards Previously Granted.  No alteration, amendment, suspension, or
          -------------------------
          termination of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award, unless such alteration, amendment, suspension, or termination is required by applicable law and except as otherwise provided herein; provided, however, that an adjustment made pursuant to Section 16 herein shall not be deemed to adversely affect in any material way any Award previously granted; provided, further, that the Company reserves the right to terminate the Plan in whole or in part, at any time and for any reason.

18.  EFFECT ON OTHER PLANS

     Participation in this Plan shall not affect a participant's eligibility to participate in any other benefit or incentive plan of the Company, and any Awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

19.  EFFECTIVE DATE AND SHAREHOLDER APPROVAL

     The Plan shall become effective as of July __, 2001. The effectiveness of the Plan is subject to the condition that it shall have been approved by the shareholders of the Company within twelve months before or after its adoption. Unless such approval by the shareholders shall have been obtained, any Award granted pursuant to the Plan shall be null and void and without effect. Any Award exercised before shareholder approval of the Plan is obtained must be rescinded if shareholder approval of the Plan is not obtained within twelve months before or after its adoption. Shares obtained pursuant to exercise of an Award prior to shareholder approval shall not be counted in determining whether such approval is obtained.

20.  DURATION OF PLAN

     Subject to the Board's authority to terminate the Plan sooner, the Plan shall remain in effect until the tenth (10th) anniversary of the date the Plan is adopted or the date it is approved by the Company's shareholders, whichever is earlier; provided, however, that, solely for purposes of administering outstanding Awards, the Plan may remain in effect following such tenth (10th) anniversary, as necessary.

21.  LEGAL CONSTRUCTION

     a.   Gender and Number.   Except where otherwise indicated by the context,
          -----------------
          any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

     b.   Severability.  In the event any provision of the Plan shall be held
          ------------
          illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     c.   Requirements of Law.  The granting of Awards and the issuance of
          -------------------
          Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     d.   Governing Law.  To the extent not preempted by Federal law, the Plan,
          -------------
          and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of California.

                              AQUA CARE SYSTEMS, INC.


                              By_________________________________
                              Name:
                              Title:

ATTEST:


___________________________
Its Secretary